                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                           the Securities Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

   LANDMARK FUNDS II--LANDMARK EQUITY FUND AND LANDMARK SMALL CAP EQUITY FUND
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                              LEA ANNE COPENHEFER
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
     1.  Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     2.  Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     4.  Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     5.  Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1.  Amount Previously Paid:
         -----------------------------------------------------------------------
     2.  Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     3.  Filing Party:
         -----------------------------------------------------------------------
     4.  Date Filed:
         -----------------------------------------------------------------------

                              LANDMARK EQUITY FUND
                         LANDMARK SMALL CAP EQUITY FUND


                               6 St. James Avenue
                          Boston, Massachusetts 02116


                               September 3, 1997


Dear Shareholder:


  The accompanying materials relate to a Special Meeting of Shareholders of Landmark Equity Fund and Landmark Small Cap Equity Fund. The Meeting will be held on Friday, October 17, 1997 at 3:00 p.m. Eastern Time.


  YOUR PARTICIPATION AT THIS MEETING IS VERY IMPORTANT IN ORDER TO ACCOMPLISH PROPOSALS WHICH YOUR BOARD OF TRUSTEES HAS DETERMINED ARE FAIR AND REASONABLE AND IN YOUR BEST INTERESTS.

  If you cannot attend the Meeting, you may participate by proxy. As a shareholder, you cast one vote for each share that you own. Please take a few moments to read the enclosed materials and then cast your vote on the enclosed proxy card. If the Funds do not receive your proxy card, our proxy solicitor, Shareholder Communications Corporation ("SCC"), may contact you to help you decide how to cast your vote.

  VOTING TAKES ONLY A FEW MINUTES. EACH SHAREHOLDER'S VOTE IS IMPORTANT. YOUR PROMPT RESPONSE WILL BE MUCH APPRECIATED.

  At the meeting, you will be asked to vote on proposals that would give the Funds increased flexibility to invest in other investment companies. This would allow the Funds to take advantage in the future of recent changes in federal law without the expense of an additional shareholder meeting. You also will be asked to vote on several other matters which relate, in large part, to conforming the service arrangements and investment policies for the Funds to other open-end funds managed by Citibank, N.A. All of these proposals are described in the accompanying Notice and Proxy Statement.

  After you have voted on the proposals, please be sure to SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If you have any questions regarding the items to be voted on, or need assistance in completing your proxy, please contact SCC at 1-800-733-8481 ext. 492.

  We appreciate your participation in this important meeting. Thank you.

                                Sincerely,

                                /s/ Philip W. Coolidge

                                Philip W. Coolidge

                                President

                              LANDMARK EQUITY FUND
                         LANDMARK SMALL CAP EQUITY FUND



                               6 St. James Avenue
                          Boston, Massachusetts 02116
                           Telephone: (617) 423-1679


                           NOTICE OF SPECIAL MEETING
                                OF SHAREHOLDERS

                          To be held October 17, 1997


  A Special Meeting of Shareholders of Landmark Equity Fund and Landmark Small Cap Equity Fund will be held at Citicorp Center, 153 East 53rd Street, 14th Floor, New York, New York, on Friday, October 17, 1997 at 3:00 p.m., Eastern Time, for the following purposes:


  ITEM 1. To vote on an amendment to the Funds' Declaration of Trust to allow the assets of each Fund to be invested in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, the rules and regulations thereunder, and exemptive orders granted under such Act (the "1940 Act").

  ITEM 2. To vote on an amendment to the fundamental investment policies of each Fund to allow the assets of that Fund to be invested in one or more investment companies to the extent not prohibited by the 1940 Act.

  ITEM 3. To vote on an amendment to the Declaration of Trust of the Funds' corresponding Portfolios broadening the definition of who may invest in those Portfolios and limiting the liability of investors therein.

  ITEM 4. To vote on an amendment to the fundamental investment policies of each Fund concerning that Fund's ability to make loans to other persons and to buy or sell futures contracts and options on futures.

  ITEM 5. (a) For Landmark Equity Fund, to vote on a proposal to adopt fundamental investment policies concerning the underwriting of securities, purchases and sales of real estate and commodities and issuance of senior securities.

          (b) For Landmark Small Cap Equity Fund, to vote on an amendment to the Fund's fundamental investment policy concerning the issuance of senior securities.

  ITEM 6. To vote on a Management Agreement for each Fund with Citibank, N.A.

  ITEM 7. To vote on a Management Agreement for each Fund's corresponding Portfolio with Citibank, N.A.


  ITEM 8. To vote on a Service Plan for each Fund.


  ITEM 9. To vote on the selection of Price Waterhouse LLP as the independent certified public accountants for each Fund.

  ITEM 10. To transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments thereof.

THE BOARD OF TRUSTEES OF THE FUNDS RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH OF ITEMS 1 THROUGH 9.

  Only shareholders of record on August 18, 1997 will be entitled to vote at the Special Meeting of Shareholders and at any adjournments thereof.

                                Linda T. Gibson, Secretary


September 3, 1997


  YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

- ----------------------------------------------------------------------
FOR EDGAR FILING, LANGUAGE THAT WILL BE ADDED IS PRECEDED BY A "<*>" AND FOLLOWED BY A "</*>". LANGUAGE THAT WILL BE ELIMINATED IS PRECEDED BY A "<#>" AND FOLLOWED BY A "</#>".
- ----------------------------------------------------------------------


                              LANDMARK EQUITY FUND
                         LANDMARK SMALL CAP EQUITY FUND



                               6 St. James Avenue
                          Boston, Massachusetts 02116
                           Telephone: (617) 423-1679


                                PROXY STATEMENT


  This Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees of Landmark Equity Fund and Landmark Small Cap Equity Fund for use at a Special Meeting of Shareholders of these Funds, or any adjournment thereof, to be held at Citicorp Center, 153 East 53rd Street, 14th Floor, New York, New York, on Friday, October 17, 1997 at 3:00 p.m., Eastern Time. The Meeting is being held to vote on matters which will give the Funds increased flexibility to invest in other investment companies and certain other matters, as described below and in the accompanying President's Letter and Notice of Special Meeting.



  The close of business on August 18, 1997 has been fixed as the Record Date for the determination of shareholders entitled to notice of and to vote at the Meeting. 12,037,953.891 shares of Landmark Equity Fund and 1,249,495.674 shares of Landmark Small Cap Equity Fund, without par value, were outstanding as of the close of business on the Record Date. Shareholders of record at the close of business on the Record Date will be entitled to one vote for each share held.



  The Funds' Annual Report for the fiscal year ended December 31, 1996, including audited financial statements, has previously been sent to shareholders and is available without charge by written request or by calling Shareholder Communications Corporation at (800) 733-8481 ext 492.



  This Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being mailed by the Board of Trustees on or about September 5, 1997.


  The Funds currently are organized in a two-tier, master/feeder structure whereby each Fund invests all of its investable assets in a single investment company. As described below, the Funds are seeking the flexibility to invest in more than one investment company, consistent with their investment objectives. This change has been made possible by a recent amendment of federal law. Although the Funds currently have no plans to change their investment structure, the Board believes this flexibility will permit the Funds to take advantage in the future of these and any further changes in federal law on investment in other investment companies without the expense of an additional shareholder meeting. Shareholders are being asked to vote on certain changes to the Funds' investment restrictions and governing documents, as well as certain other matters, to permit this change.

  Shareholders are also being asked to approve a Service Plan pursuant to Rule 12b-1 under the federal Investment Company Act of 1940 (the "1940 Act"), to authorize certain other technical amendments to the Funds' investment restrictions and to approve the selection of the Funds' accountants.

                   MANNER OF VOTING PROXIES AND VOTE REQUIRED

  If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. Shareholders of each Fund will vote separately with respect to each Item other than Item 9, where all shareholders will vote together as a single class. IF NO INSTRUCTIONS ARE SPECIFIED, ALL SHARES OF EACH FUND WILL BE VOTED FOR EACH OF PROPOSED ITEMS 1 THROUGH 9. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing delivered at the Meeting or filed with the Secretary of the Funds.

  If sufficient votes to approve the proposed Items 1 through 9 are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares voted at the Meeting. When voting on a proposed adjournment, the persons named as proxies will vote all shares that they are entitled to vote with respect to Items 1 through 9 FOR the proposed adjournment, unless directed to disapprove the Item, in which case such shares will be voted against the proposed adjournment.

  With respect to each Fund, the presence in person or by proxy of the holders of a majority of the outstanding shares of that Fund entitled to vote is required to constitute a quorum at the Meeting for purposes of voting on Items 1 through 9. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of Items 1 through 9.

                               GENERAL BACKGROUND

  The Funds are open-end management investment companies, or mutual funds. Landmark Equity Fund invests in a broadly diversified portfolio of equity securities consisting mainly of common stocks of U.S. issuers with medium to large market capitalizations, I.E., $750 million or more at the time of the Fund's investment. The Fund emphasizes securities of issuers believed to have above-average prospects for growth. Landmark Small Cap Equity Fund invests in a diversified portfolio consisting primarily of equity securities of U.S. companies that have market capitalizations of $750 million or less at the time of the Fund's investment. In addition, the Fund may invest in companies that are believed to be emerging companies relative to their potential markets.

  The Funds currently are organized in a two-tier, master/feeder structure. Each Fund invests all of its investable assets in a single investment company (a "Portfolio") with the same investment objective and policies as that Fund. Each Portfolio buys, holds and sells securities in accordance with its objective and policies. Each Fund may withdraw its investment in its Portfolio at any time, and will do so when the Fund's Trustees believe that withdrawal would be in the best interests of the Fund's shareholders.

  Until recently, mutual funds could not invest their assets in more than one other registered investment company without obtaining exemptive relief from the Securities and Exchange Commission (the "SEC"). Recent amendments to the 1940 Act now permit funds to invest their assets in multiple registered investment companies so long as the investment companies hold themselves out to investors as related companies for purposes of investment and investor services. It is possible that there could be additional amendments to the 1940 Act in the future which affect mutual funds' ability to invest in other funds.


  In order to take advantage of this change in law and any future changes in law on this topic, the Funds are proposing that their Declaration of Trust and their fundamental investment policies be amended to give them the flexibility to invest in multiple investment companies to the extent permitted by applicable law. Although the Funds have no current plan to change their investment structure, the proposed changes, as shown below, will permit the Funds to change that structure in the future without the expense of an additional shareholder meeting.

DESCRIPTION OF CHART

Heading above chart: "Current Fund Structure:"

    Two large boxes, each box contains the name of one fund. The boxes contain the following names (from left to right): "Landmark Equity Fund" and "Landmark Small Cap Equity Fund". A small box is under each of the two large boxes. An arrow connects each large box with the small box beneath it. The small boxes contain the following names (from left to right): "Equity Portfolio" and "Small Cap Equity Portfolio".

Currently, the Funds are organized in a two-tier, master/feeder structure. Each Fund invests all of its investable assets in a single Portfolio.

Heading above chart: "Investment in Multiple Investment Companies:"

    Two large boxes. Each box contains the name of one fund. The boxes contain the following names (from left to right): "Landmark Equity Fund" and "Landmark Small Cap Equity Fund". Three small boxes are under each of the two large boxes. An arrow connects each large box with the three small boxes beneath it. Each of the small boxes contains the name "Investment Company".

    ALTHOUGH THE FUNDS HAVE NO CURRENT PLANS TO CHANGE THEIR INVESTMENT STRUCTURE, the proposed changes will permit the Funds to invest their assets in multiple investment companies to the extent permitted by applicable law.


  In addition, the Funds are proposing certain technical amendments to their fundamental investment policies. These amendments are intended for clarification and for conforming the policies to those of other Landmark Funds and other mutual funds advised by Citibank.

  The Funds currently do not have investment advisory agreements because they invest all of their investable assets in their corresponding Portfolios. The Funds currently receive administrative services under administrative services agreements with their distributor. The distributor, in turn, subcontracts with Citibank so that Citibank actually provides administrative services to the Funds. The Portfolios have similar arrangements for administrative services, but in addition each Portfolio has an investment advisory agreement with Citibank. The Funds are proposing to simplify these contractual arrangements. Each Fund will enter into a management agreement with Citibank. These agreements will permit them to obtain both investment advisory and administrative services directly from Citibank. By providing for investment advisory services at the Fund level, these agreements will enable the Funds to invest in multiple investment companies, if they choose to do so. The Portfolios also will enter into similar management agreements with Citibank. The Funds' and Portfolios' existing administrative services agreements, and the Portfolios' existing investment advisory agreements, will then be unnecessary, and will be terminated. THE AGGREGATE MANAGEMENT FEES PAYABLE BY FUND SHAREHOLDERS UNDER THE PROPOSED MANAGEMENT AGREEMENTS WILL BE HIGHER THAN THE AGGREGATE INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES FEES CURRENTLY PAYABLE BY FUND SHAREHOLDERS, BUT, AS NOTED BELOW, IF NEW SERVICE PLANS ARE ADOPTED, THE FUNDS' CONTRACTUAL TOTAL EXPENSE RATIOS ARE NOT EXPECTED TO INCREASE.


  The Funds also are proposing to replace their existing Rule 12b-1 Distribution Plans with Service Plans entered into pursuant to Rule 12b-1 under the 1940 Act. The Service Plans will permit payment of combined distribution and service fees which are lower than the maximum fees currently permissible under the existing Distribution Plans. The Funds are proposing the Service Plans in order to simplify their existing distribution and service arrangements, and to conform them to those of other open-end funds managed by Citibank.


  IMPORTANTLY, THE FUNDS' CONTRACTUAL TOTAL EXPENSE RATIOS WILL NOT INCREASE AS A RESULT OF THE CHANGES DESCRIBED ABOVE. IN FACT, THE FUNDS' TOTAL EXPENSE RATIOS, COMPUTED BASED ON CONTRACTUAL FEE LEVELS WITHOUT VOLUNTARY WAIVERS, WILL DECREASE. IT IS EXPECTED THAT THE SAME PERSONNEL AT CITIBANK WHO CURRENTLY PROVIDE SERVICES TO THE FUNDS AND PORTFOLIOS WILL CONTINUE TO DO SO AFTER GIVING EFFECT TO THESE CHANGES, AND THE NATURE, LEVEL AND QUALITY OF SERVICES TO THE FUNDS WILL NOT BE ADVERSELY AFFECTED.

  The following table summarizes current estimated annual operating expenses for each of the Funds and its Portfolio, without any fee waivers or reimbursements. The following table also summarizes PRO FORMA estimated annual operating expenses for the Funds after giving effect to the proposals set forth in Items 6, 7 and 8. The PRO FORMA expenses also do not reflect any fee waivers or reimbursements.


                                                                    SMALL CAP
                                         EQUITY FUND               EQUITY FUND
                                   CURRENT(5)    PRO FORMA   CURRENT(5)    PRO FORMA
                                   -----------  -----------  -----------  -----------
ANNUAL FUND OPERATING EXPENSES:
Management Fee...................       0.50%        0.90%(1)      0.75%       1.10%(1)
12b-1 Fees (2)...................       0.20%(3)      0.25%       0.20%(3)      0.25%
Other Expenses
  Administrative Services Fees...       0.30%         None(1)      0.30%        None(1)
  Shareholder Servicing Agent
    Fees.........................       0.25%         None        0.25%         None
  Other Operating Expenses.......       0.10%(4)      0.10%       0.38%        0.38%
Total Operating Expenses.........       1.35%(3)      1.25%       1.88%(3)      1.73%


- ----------------------------------

(1) A combined fee for investment advisory and administrative services.

(2) 12b-1 distribution fees are asset-based sales charges.


(3) 12b-1 fees assume a 0.05% charge for print or electronic media expenses, but do not reflect the 0.25% service fee currently permissible under the existing Distribution Plans. If this service fee were included, 12b-1 fees would be 0.45% for each Fund, and total operating expenses would be 1.60% for the Equity Fund and 2.13% for the Small Cap Equity Fund.


(4) The Equity Fund's distributor has agreed to pay the Fund's ordinary expenses, subject to certain exceptions. The distributor receives a fee from the Fund.


(5) After giving effect to fee waivers and reimbursements currently in effect, administrative services fees, 12b-1 fees and total fund operating expenses would be 0.15%, 0.05%, and 1.05% for the Equity Fund, and 0.15%, 0.05% and 1.35% for the Small Cap Equity Fund, respectively.


EXAMPLE: Based on the table above and without any fee waivers or reimbursements, a shareholder would pay the following expenses on a $1,000 investment in each Fund, assuming a 5% annual return, that all dividends are reinvested, and redemption at the end of each period indicated below:


                                            ONE YEAR     THREE YEARS    FIVE YEARS     TEN YEARS
                                           -----------  -------------  -------------  -----------
Equity Fund (1)
  Current (2)............................   $      61     $      88      $     118     $     202
  Pro Forma..............................   $      60     $      85      $     113     $     191
Small Cap Equity Fund (1)
  Current (2)............................   $      66     $     104      $     144     $     257
  Pro Forma..............................   $      64     $      99      $     137     $     242


- ----------------------------------


(1) Assumes deduction at the time of purchase of the maximum 4.75% sales load. Expenses are based on each Fund's fiscal year ended December 31, 1996.


(2) After giving effect to certain voluntary fee waivers, the amounts in the example would be $58, $79, $103 and $170 for the Equity Fund and $61, $88, $118 and $202 for the Small Cap Equity Fund.

The assumption of a 5% annual return in the Example is required by the Securities and Exchange Commission for all mutual funds, and is not a prediction of either Fund's future performance. The Example should not be considered a representation of past or future expenses of either Fund. Actual expenses may be greater or less than those shown.

  The Funds' Trustees believe that the matters described in this section are in the best interests of Fund shareholders. In the event that the proposals in Items 1 through 9 below do not receive the requisite shareholder approval for the Funds, the Trustees will consider possible alternatives, which might include resubmission of the proposals for approval by shareholders of the Funds.


  ITEM 1. TO VOTE ON AN AMENDMENT TO THE FUNDS' DECLARATION OF TRUST TO ALLOW THE ASSETS OF EACH FUND TO BE INVESTED IN ONE OR MORE INVESTMENT COMPANIES TO THE EXTENT NOT PROHIBITED BY THE 1940 ACT, THE RULES AND REGULATIONS THEREUNDER, AND EXEMPTIVE ORDERS GRANTED UNDER SUCH ACT.


  It is proposed that the Funds' Declaration of Trust be amended to permit the Funds to invest in other investment companies to the extent not prohibited by the 1940 Act.


  The Funds' Declaration of Trust presently permits each Fund to invest all of its investable assets in a single investment company that is registered under the 1940 Act. This permission appears in Section 3.2(c) of the Declaration of Trust for Landmark Equity Fund, and in a later amendment to the Declaration which established and designated Landmark Small Cap Equity Fund as a separate series of Landmark Funds II. Pursuant to this authority, each Fund invests all of its investable assets in a Portfolio with the same investment objectives and policies as the Fund. As described above, recent amendments to the 1940 Act permit mutual funds to invest their investable assets in multiple registered investment companies so long as certain conditions are met. It is possible that there could be additional amendments to the 1940 Act in the future which affect mutual funds' ability to invest in other funds.


  The proposed amendment to the Funds' Declaration of Trust which appears below will allow the Funds to take advantage of the recent changes in law, as well as future changes in law or regulation on this topic. The Funds' Board of Trustees believes that this amendment will be to the Funds' advantage and is in the best interests of the shareholders of each Fund. It is proposed that Section 3.2(c) of the Declaration of Trust be amended by deleting the words below that have been marked through and adding the ITALICIZED words:

  (c) Notwithstanding any other provision of this Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by Shareholders to either invest all or a portion of the Trust Property of Landmark Equity Fund <*>AND OF EACH OTHER SERIES OF THE TRUST,</*> or sell all or a portion of such Trust Property and invest the proceeds of such sales, in <#>another investment company that is registered under the 1940 Act</#> <*>ONE OR MORE INVESTMENT COMPANIES TO THE EXTENT NOT PROHIBITED BY THE 1940 ACT AND EXEMPTIVE ORDERS GRANTED UNDER SUCH ACT.</*>

  Under the Declaration of Trust, the 1940 Act is defined to include both that Act itself and the rules and regulations under that Act; the amendment would be based on that definition.

  The Portfolios' Declaration of Trust currently does not contemplate the investment by any Portfolio in one or more investment companies. The Portfolios wish to include this capability in their Declaration of Trust even though, like the Funds, they have no current plans to invest in other investment companies. See "General Background." The Portfolios will call a meeting of their investors to approve an amendment to their Declaration of Trust similar to the amendment described above for the Funds' Declaration of Trust. By voting in favor of this Item, Fund shareholders will be authorizing the Funds' Trustees to vote in favor of this amendment.

                                 VOTE REQUIRED

  The affirmative vote of the holders of a majority of the outstanding shares of a Fund is required for approval of the amendment to the Declaration of Trust with respect to that Fund. This requires approval by the holders of 67% or more of the outstanding shares of the Fund which are present at the Meeting if the holders of more than 50% of such shares are present in person or by proxy, or more than 50% of the outstanding shares of the Fund, whichever is less (a "Majority Shareholder Vote").

  THE BOARD OF TRUSTEES OF THE FUNDS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE DECLARATION OF TRUST.

  ITEM 2. TO VOTE ON AN AMENDMENT TO THE FUNDAMENTAL INVESTMENT POLICIES OF EACH FUND TO ALLOW THE ASSETS OF THAT FUND TO BE INVESTED IN ONE OR MORE INVESTMENT COMPANIES TO THE EXTENT NOT PROHIBITED BY THE 1940 ACT, THE RULES AND REGULATIONS THEREUNDER, AND EXEMPTIVE ORDERS GRANTED UNDER SUCH ACT.


  Each Fund has adopted certain fundamental investment restrictions which, as a matter of law, cannot be changed without shareholder approval. Certain of these fundamental investment restrictions currently permit each Fund to invest its investable assets in a single investment company having the same investment objectives and policies and substantially the same investment restrictions as that Fund. As noted above, recent amendments to the 1940 Act permit mutual funds to invest their investable assets in multiple investment companies so long as certain conditions are met. There also may be future amendments to the 1940 Act affecting mutual funds' ability to invest in other funds.

  In order to take advantage of the flexibility of current and future applicable law and regulation, it is proposed that each of the fundamental investment restrictions listed in EXHIBIT A be amended as indicated in that Exhibit. Shareholders also should review Item 4 for additional proposed changes to these investment restrictions.

  The Trustees believe that these proposed amendments to the fundamental investment policies are in the best interests of the shareholders of each Fund.

  The Portfolios have adopted fundamental restrictions which are substantially similar to those listed in EXHIBIT A. Each of these restrictions for the Portfolios will be amended in the same way that the Funds' restrictions will be amended. The Portfolios will call a meeting of their investors to approve these amendments. By voting in favor of this Item, Fund shareholders will be authorizing the Funds' Trustees to vote in favor of these amendments to the Portfolios' fundamental investment restrictions.

                                 VOTE REQUIRED

  Because the investment restrictions in EXHIBIT B are fundamental policies of each Fund, approval of this proposal with respect to a Fund will require a Majority Shareholder Vote of the shareholders of that Fund.

  THE BOARD OF TRUSTEES OF THE FUNDS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES TO ALLOW THE ASSETS OF EACH FUND TO BE INVESTED IN ONE OR MORE INVESTMENT COMPANIES TO THE EXTENT NOT PROHIBITED BY THE 1940 ACT.

  ITEM 3. TO VOTE ON AN AMENDMENT TO THE DECLARATION OF TRUST OF THE FUNDS' CORRESPONDING PORTFOLIOS BROADENING THE DEFINITION OF

          WHO MAY INVEST IN THOSE PORTFOLIOS AND LIMITING THE LIABILITY OF INVESTORS THEREIN.

  Each Fund currently invests all of its investable assets in a single Portfolio with the same investment objective and policies as the Fund. It is proposed that the Portfolios' Declaration of Trust be amended to broaden the class of investors which may invest in the Portfolios. It also is proposed that the Portfolios' Declaration of Trust be amended to provide that investors in the Portfolios have no liability for the liabilities and obligations of the Portfolios.

  The Portfolios' Declaration of Trust presently provides that interests in the Portfolios may be issued only to Institutional Investors. Institutional Investors exclude partnerships and grantor trusts beneficially owned by partnerships. Because some investment companies elect to be treated as partnerships for tax purposes, this exclusion could be construed to prevent those investment companies from investing in the Portfolios.


  The Portfolios' Declaration of Trust also presently provides that each holder of an interest in a Portfolio is jointly and severally liable with each other holder of an interest in that Portfolio (with rights of contribution among those holders in proportion to their respective interests in the Portfolio) for the liabilities and obligations of that Portfolio in the event that the Portfolio fails to satisfy its liabilities and obligations from its assets. This provision was included in the Declaration of Trust in order to enable the Portfolios to be treated as partnerships for tax purposes, and thus to be subject to no entity-level income taxes. As a result of recent changes in the federal tax regulations, this liability provision is no longer necessary.


  The proposed amendment to the Portfolios' Declaration of Trust which appears in EXHIBIT B will permit the Portfolios to issue their interests to partnerships whose partnership interests are held by entities which otherwise meet the definition of Institutional Investor. The proposed amendment also will allow the Portfolios and their investors, including the Funds, to take advantage of the recent changes in federal tax regulations described above. The Funds' Board of Trustees believes that this amendment will make the Portfolios more attractive to potential investors and could result in more assets being invested in the Portfolios. The Funds also could benefit from the limitation on liability. As a result, the Board believes that this amendment will be to the Funds' advantage and is in the best interests of the shareholders of each Fund. The Portfolios will call a meeting of their investors to approve the amendment. By voting in favor of this Item, Fund shareholders will be authorizing the Funds' Trustees to vote in favor of the amendment.

                                 VOTE REQUIRED

  If a quorum is present at a meeting of a Portfolio's investors, the affirmative vote of the holders of a majority of the interests in the Portfolio present, in person or by proxy, at such meeting is required for approval of the amendment to the Portfolios' Declaration of Trust with respect to that Portfolio. Holders of at least one-third of the interests in a Portfolio, present in person or by proxy, constitute a quorum for a meeting of investors of that Portfolio.

  THE BOARD OF TRUSTEES OF THE FUNDS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE PORTFOLIOS' DECLARATION OF TRUST.

  ITEM 4. TO VOTE ON AN AMENDMENT TO THE FUNDAMENTAL INVESTMENT POLICIES OF EACH FUND CONCERNING THAT FUND'S ABILITY TO MAKE LOANS TO OTHER PERSONS AND TO BUY OR SELL FUTURES CONTRACTS AND OPTIONS ON FUTURES.

  As noted above in Item 2, each Fund has adopted certain fundamental investment restrictions which, as a matter of law, cannot be changed without shareholder approval. One of these fundamental investment restrictions concerns each Fund's ability to make loans to other persons. The Funds are proposing a technical amendment to this restriction to clarify that the purchase of fixed time deposits would not be a violation of this restriction.

  The Funds are proposing technical amendments to certain other of the Funds' fundamental investment restrictions to clarify that these restrictions do not limit the Funds' ability to buy or sell futures contracts and options on futures. The proposed amendments clarify that the Funds' ability to buy or sell futures contracts and options on futures is consistent with that described in the Funds' prospectus.

  To give effect to these technical amendments, it is proposed that each of the fundamental investment restrictions listed in EXHIBIT C be amended as indicated in that Exhibit. Shareholders should note that EXHIBIT C assumes that Item 3 has been approved.

  The Trustees believe that these proposed amendments to the fundamental investment policies are in the best interests of the shareholders of each Fund.

                                 VOTE REQUIRED

  Because the investment restrictions in EXHIBIT C are fundamental policies of each Fund, approval of this proposal with respect to a Fund will require a Majority Shareholder Vote of the shareholders of that Fund.

  THE BOARD OF TRUSTEES OF THE FUNDS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES CONCERNING THE FUNDS' ABILITY TO MAKE LOANS TO OTHER PERSONS AND TO BUY OR SELL FUTURES CONTRACTS AND OPTIONS ON FUTURES.

  ITEM 5. (a) FOR LANDMARK EQUITY FUND, TO VOTE ON A PROPOSAL TO ADOPT FUNDAMENTAL INVESTMENT POLICIES CONCERNING THE UNDERWRITING OF SECURITIES, PURCHASES AND SALES OF REAL ESTATE AND COMMODITIES AND ISSUANCE OF SENIOR SECURITIES.

  As noted above in Items 2 and 4, Landmark Equity Fund has adopted certain fundamental investment restrictions which, as a matter of law, cannot be changed without shareholder approval. The Fund has taken the position that additional fundamental investment restrictions also cannot be adopted without shareholder approval. In its review of the Fund's registration statement amendments, the Staff of the SEC has noted that the Fund has not adopted fundamental restrictions concerning the underwriting of securities, purchases and sales of real estate and commodities and issuance of senior securities. The Staff of the SEC has asked that the Fund adopt fundamental restrictions on these topics, and the Fund has undertaken to seek shareholder approval to do so.

  As a result, the Fund is proposing to adopt the fundamental investment restrictions listed for the Fund in EXHIBIT D. It should be noted that the adoption of these restrictions will not change the manner in which the Fund conducts its investment activities. The Trustees believe that the proposed adoption of these fundamental investment restrictions is in the best interests of shareholders of the Fund.

  The Fund's Portfolio has adopted fundamental restrictions which are substantially similar to those of the Fund. The Portfolio will adopt fundamental restrictions which are the same as those for the Fund in EXHIBIT D. The Portfolio will call a meeting of its investors to approve this adoption. By voting in favor of this Item, Fund shareholders will be authorizing the Fund's Trustees to vote in favor of this adoption.

  The Trustees believe that adoption of these fundamental investment policies is in the best interests of shareholders of the Fund.

                                 VOTE REQUIRED

  Because the investment restrictions in EXHIBIT D will be fundamental policies of Landmark Equity Fund, approval of this proposal will require a Majority Shareholder Vote of the shareholders of Landmark Equity Fund.

  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF LANDMARK EQUITY FUND VOTE FOR THE ADOPTION OF FUNDAMENTAL INVESTMENT POLICIES CONCERNING THE UNDERWRITING OF SECURITIES, PURCHASES AND SALES OF REAL ESTATE AND COMMODITIES AND ISSUANCE OF SENIOR SECURITIES.


  ITEM 5. (b) FOR LANDMARK SMALL CAP EQUITY FUND, TO VOTE ON AN AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT POLICY CONCERNING THE ISSUANCE OF SENIOR SECURITIES.

  As noted above in Items 2 and 4, Landmark Small Cap Equity Fund has adopted certain fundamental investment restrictions which, as a matter of law, cannot be changed without shareholder approval. One of these restrictions concerns the Fund's ability to issue senior securities. The Fund is proposing a technical amendment to this restriction to clarify that if the Fund borrows money, any such borrowing that results in a senior security will be accomplished in accordance with the 1940 Act and the rules and regulations thereunder.

  To give effect to this amendment, it is proposed that the fundamental investment restriction listed for the Fund in EXHIBIT D be amended as indicated in that Exhibit.

  The Fund's Portfolio has adopted a fundamental restriction on the issuance of senior securities which is identical to that of the Fund. The Portfolio will amend this fundamental restriction in the same way the Fund will do so, and will call a meeting of its investors to approve this amendment. By voting in favor of this Item, Fund shareholders will be authorizing the Fund's Trustees to vote in favor of this amendment.

  The Trustees believe that this proposed amendment to the Fund's fundamental investment policy is in the best interests of shareholders of the Fund.

                                 VOTE REQUIRED

  Because the investment restriction in EXHIBIT D is a fundamental policy of Landmark Small Cap Equity Fund, approval of this proposal will require a Majority Shareholder Vote of the shareholders of Landmark Small Cap Equity Fund.

  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF LANDMARK SMALL CAP EQUITY FUND VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT TO THE FUND'S FUNDAMENTAL INVESTMENT POLICY CONCERNING THE ISSUANCE OF SENIOR SECURITIES.

  ITEM 6. TO VOTE ON A MANAGEMENT AGREEMENT FOR EACH FUND WITH CITIBANK, N.A.

  The Funds currently do not have investment advisory agreements because they invest all of their investable assets in their corresponding Portfolios. The Funds currently receive administrative services under an administrative services agreement with their distributor. The distributor, in turn, subcontracts with Citibank so that Citibank actually provides administrative services to the Funds.

  The Funds are proposing to enter into management agreements with Citibank (the "Proposed Fund Management Agreements"). Under the Proposed Fund Management Agreements, Citibank will be responsible for the overall management of each Fund's business affairs, and will provide investment advisory as well as administrative services to the Funds, including the provision of general office facilities and supervising the overall administration of each Fund. By providing for investment advisory services at the Fund level, the Proposed Fund Management Agreements will enable the Funds to invest in the future in multiple investment companies, if they choose to do so. See "General Background."

  The Proposed Fund Management Agreements will render the Funds' existing administrative services agreements unnecessary, and they will be terminated. The same personnel at Citibank who currently provide administrative and investment advisory services to the Funds and the Portfolios are expected to continue to do so after the Proposed Fund Management Agreements and the Proposed Portfolio Management Agreements described in Item 7 are entered into, and the nature, level and quality of services to the Funds will not be adversely effected.

  The aggregate management fees payable by Fund shareholders under the Proposed Fund Management Agreements will be higher than the aggregate administrative services fees currently payable by Fund shareholders. However, assuming that Fund shareholders approve Item 8 and adopt new Service Plans under Rule 12b-1, the Funds' total contractual expense ratios are not expected to increase. In fact, the Funds' total expense ratios, computed based on contractual fee levels without voluntary waivers, will decrease.

  A copy of the Proposed Fund Management Agreement for each Fund is attached hereto as EXHIBIT E. Shareholders should refer to EXHIBIT E for the complete terms of the Proposed Fund Management Agreement of each Fund, and the description of the Proposed Fund Management Agreement set forth herein is qualified in its entirety by the provisions of the Proposed Fund Management Agreement as set forth in EXHIBIT E.

                    THE PROPOSED FUND MANAGEMENT AGREEMENTS

  If the Proposed Fund Management Agreement is approved by a Fund's shareholders, Citibank will be authorized to provide investment advisory services directly to that Fund. The terms and conditions of each Proposed Fund Management Agreement are identical. A description of the management fees payable under the Proposed Fund Management Agreements is set forth below. See "Management Fees."

  Under each Proposed Fund Management Agreement, Citibank as investment manager will furnish continuously an investment program for the Funds (which may consist of the Funds continuing to invest all of their investable assets in the Portfolios) and will determine from time to time what securities are purchased, sold or exchanged, and what portion of the assets of the Funds are held uninvested, subject always to the restrictions of the

Funds' Declaration of Trust and By-laws, as each may be amended from time to time, the provisions of the 1940 Act and the Funds' prospectus. Citibank will also make recommendations as to the manner in which proxies, voting rights, rights to consent to corporate action and any other rights pertaining to portfolio securities will be exercised; and will take all actions which Citibank deems necessary to implement Fund investment policies.


  Under each Proposed Fund Management Agreement, Citibank also will perform such administrative and management services as may from time to time be reasonably requested, including: (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Fund and for performing administrative and management functions; (ii) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund's transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (iii) preparing and, if applicable, filing all documents required for compliance by the Fund with applicable laws and regulations, including registration statements, prospectuses and statements of additional information, semi-annual and annual reports to shareholders, proxy statements and tax returns; (iv) preparing agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; and (v) arranging for maintenance of the books and records of the Fund.


  The Proposed Fund Management Agreement, if approved by a Majority Shareholder Vote of a Fund, will continue in effect for a two-year period, and thereafter from year to year, subject to approval annually in accordance with the 1940 Act. The Proposed Fund Management Agreement of a Fund may be terminated at any time without the payment of any penalty by the Fund's Board of Trustees or by Majority Shareholder Vote of that Fund, or by Citibank, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. The Proposed Fund Management Agreement of a Fund will also terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

  Under each Proposed Fund Management Agreement, Citibank will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Proposed Fund Management Agreement relates, except a loss resulting from Citibank's willful misfeasance, or its bad faith or gross negligence in the performance of its obligations and duties, or by reason of Citibank's reckless disregard of its obligations and duties under such agreement.

                                MANAGEMENT FEES

  Under the Proposed Fund Management Agreements, Landmark Equity Fund will pay Citibank management fees equal on an annual basis to 0.30% of the Fund's average daily net assets for the Fund's then-current fiscal year, and Landmark Small Cap Equity Fund will pay Citibank management fees equal on an annual basis to 0.35% of the Fund's average daily net assets for the Fund's then-current fiscal year. Fees will be accrued daily and payable monthly. The administrative services fees currently payable by the Funds are 0.25% of each Fund's average daily net assets for its then-current fiscal year. The Funds currently pay no investment advisory fees. Under the Proposed Fund Management Agreements, Citibank will be authorized to provide investment advisory services directly to the Funds.


  Administrative fees accrued under the existing administrative services agreement for the last two fiscal years of each Fund were as follows: for Landmark Equity Fund, $561,584 and $294,337 for the fiscal years ended December 31, 1996 and 1995, respectively; and for Landmark Small Cap Equity Fund, $39,957 and $2,063 for the fiscal year ended December 31, 1996 and the period from June 21, 1995 (commencement of operations) to December 31, 1995, respectively. No investment advisory fees were payable by the Funds directly to Citibank during those periods. Had the proposed management fees for the Funds been in effect for those periods, the following fees would have been payable: for Landmark Equity Fund, $673,901 and $588,674 for the fiscal years ended December 31, 1996 and 1995, respectively, which is a 0.05% and 0.15% increase for the fiscal years ended December 31, 1996 and 1995, respectively, from the administrative fees accrued under the existing administrative services agreement for such periods; and for Landmark Small Cap Equity Fund, $55,940 and $3,610 for the fiscal year ended December 31, 1996 and the period from June 21, 1995 (commencement of operations) to December 31, 1995, respectively, which is a 0.10% and 0.15% increase for the fiscal year ended December 31, 1996 and the period from June 21, 1995 (commencement of operations) to December 31, 1995, respectively, from the administrative fees accrued under the existing administrative services agreement for such periods.


  The management fees payable to Citibank by Equity Portfolio under its Proposed Portfolio Management Agreement will be higher than the aggregate investment advisory and administrative services fees currently payable by that Portfolio. The management fees payable to Citibank by Small Cap Equity Portfolio under its Proposed Portfolio Management Agreement will be lower than the aggregate investment advisory and administrative fees currently payable by that Portfolio. The aggregate management fees payable by Fund shareholders (including their share of the Portfolios' management fees) will increase by virtue of the Proposed Fund and Proposed Portfolio Management Agreements. However, if Fund shareholders approve Item 8 and adopt new Service Plans under Rule 12b-1, the Funds' total expense ratios (including their shares of the Portfolios' expenses) are not expected to increase. See "General Background" for a table showing the effect of these transactions on the Funds' estimated annual operating expenses.

  Investment advisory and administrative services fees accrued to Citibank for services provided to each Portfolio for the last two fiscal years of each Portfolio were as follows: for Equity Portfolio, $1,525,950 and $1,153,909 for the fiscal years ended December 31, 1996 and 1995, respectively; and for Small Cap Equity Portfolio, $157,076 and $10,904 for the fiscal year ended December 31, 1996 and the period from June 21, 1995 (commencement of operations) to December 31, 1995, respectively.

  Except as set forth above with respect to administrative services and investment advisory fees and under the caption "Other Services Provided by Citibank" below, neither Citibank nor any affiliated person of Citibank, nor any affiliated person of such person, received any other fees from the Funds or the Portfolios for services provided to any of the Funds or the Portfolios during their last two fiscal years. There were no other material payments by the Funds or the Portfolios to Citibank, any affiliated person of Citibank, or any affiliated person of such person, during such period.

  As of June 30, 1997, Landmark Equity Fund had net assets of $251,043,862; and Landmark Small Cap Equity Fund had net assets of $25,658,384.

  For the last two fiscal years of each Fund, no brokerage commissions were paid by the Funds or the Portfolios to any broker during the same period that (i) is an affiliated person of the Portfolios, or (ii) is affiliated with any person described in clause (i) of this paragraph, or (iii) an affiliated person of which is an affiliated person of the Portfolios, Citibank or the distributor of the Portfolios.

                           DESCRIPTION OF THE MANAGER

  Citibank offers a wide range of banking and investment services to customers across the United States and throughout the world, and has been managing money since 1822. Its portfolio managers are responsible for investing in money market, equity and fixed income securities. Citibank and its affiliates manage more than $81 billion in assets worldwide. Citibank is a wholly-owned subsidiary of Citicorp. Citibank's address is 153 East 53rd Street, New York, New York 10043.

  Grant D. Hobson and Richard Goldman have managed the Equity Portfolio since January 1996. Mr. Hobson is responsible for managing U.S. equity portfolios for mutual funds, trust and pension accounts of Citibank Global Asset Management and currently manages, or co-manages, more than $1 billion of total assets at Citibank. Prior to joining Citibank in 1993, Mr. Hobson was a securities analyst and sector manager for pension accounts and mutual funds for Axe Houghton, formerly a division of USF&G. Mr. Goldman is responsible for managing U.S. equity portfolios for mutual funds and institutional accounts, and for quantitative equity research for the U.S. institutional business of Citibank Global Asset Management. He currently manages, or co-manages, approximately $500 million of total assets at Citibank. He joined Citicorp's Investment Management Division in 1985 and from 1988 to 1994 was responsible for running Citicorp's Institutional Investor Relations Department.

  Linda J. Intini has managed the Small Cap Equity Portfolio since February 1997. Ms. Intini has over nine years of experience specializing in the management of small cap equities, including over $300 million of Citibank's small cap portfolios for trusts and individuals. Prior to joining Citibank in 1992, she was a Portfolio Manager and Research Analyst with Manufacturers Hanover in the Special Equity area. She also specialized in equity research at Eberstadt Fleming.


  John S. Reed is the Chairman of the Board and a Director of Citibank. The following are Vice Chairmen of the Board and Directors of Citibank: Paul J. Collins, William R. Rhodes and H. Onno Ruding. Other Directors of Citibank are Alain J.P. Belda, President and Chief Operating Officer, Alcoa Corporation; D. Wayne Calloway, former Chairman and Chief Executive Officer, PepsiCo, Inc., Purchase, New York; Kenneth T. Derr, Chairman and Chief Executive Officer, Chevron Corporation; John M. Deutch, Director, CMS Energy; Reuben Marks, Chairman and Chief Executive Officer, Colgate-Palmolive Company; Richard D. Parsons, Member, Board of Representatives, Time Warner Entertainment Company, L.P.; Rozanne L. Ridgway, President, The Atlantic Council of the United States; Robert B. Shapiro, President and Chief Operating Officer, Monsanto Company; Frank A. Shrontz, Chairman and Chief Executive Officer, The Boeing Company, Seattle, Washington; Roger B. Smith, Former Chairman and Chief Executive Officer, General Motors Corporation; Franklin A. Thomas, President, The Ford Foundation, New York, New York; and Edgar S. Woolard, Jr., Chairman and Chief Executive Officer, E.I. DuPont de Nemours & Company.


  Each of the individuals named above is also a Director of Citicorp. In addition, the following persons have the affiliations indicated:

D. Wayne Calloway    Director, Exxon Corporation
                     Director, General Electric Company
                     Director, PepsiCo, Inc.

Paul J. Collins      Director, Kimberly-Clark Corporation

Kenneth T. Derr      Director, American Telephone and Telegraph, Co.
                     Director, Chevron Corporation
                     Director, Potlatch Corporation

John M. Deutch       Director, Ariad Pharmaceuticals, Inc.
                     Director, CMS Energy
                     Director, Palomar Medical Technologies, Inc.

Reuben Mark          Director, Colgate-Palmolive Company
                     Director, New York Stock Exchange
                     Director, Time Warner, Inc.
                     Non-Executive Director, Pearson, PLC

Richard D. Parsons   Director, Federal National Mortgage Association
                     Director, Philip Morris Companies Incorporated
                     Member, Board of Representatives, Time Warner
                       Entertainment Company, L.P.
                     Director and President, Time Warner, Inc.

John S. Reed         Director, Monsanto Company
                     Director, Philip Morris Companies Incorporated
                     Stockholder, Tampa Tank & Welding, Inc.

William R. Rhodes    Director, Private Export Funding Corporation

Rozanne L. Ridgway   Director, 3M
                     Director, Bell Atlantic Corporation
                     Director, The Boeing Company
                     Director, Emerson Electric Company
                     Member-International Advisory Board,
                       New Perspective Fund, Inc.
                     Director, RJR Nabisco, Inc.
                     Director, Sara Lee Corporation
                     Director, Union Carbide Corporation

H. Onno Ruding       Member, Board of Supervisory Directors,
                       Amsterdam Trustee's Kantoor
                     Board Member, Corning Incorporated
                     Advisor, Intercena (C&A) (Netherlands)
                     Director, Pechiney S.A.
                     Member, Board of Advisers, Robeco N.V.
                     Advisory Director, Unilever N.V.
                     Advisory Director, Unilever PLC

Robert B. Shapiro    Director, G.D. Searle & Co.
                     Director, Silicon Graphics
                     Director, Monsanto Company
                     Director, The Nutrasweet Company

Frank A. Shrontz     Director, 3M
                     Director, Baseball of Seattle, Inc.
                     Director, The Boeing Company
                     Director, Boise Cascade Corp.
                     Director, Chevron Corporation

Franklin A. Thomas   Director, Aluminum Company of America
                     Director, Cummins Engine Company, Inc.
                     Director, Lucent Technologies
                     Director, PepsiCo, Inc.

Edgar S. Woolard,
Jr.                  Director, E.I. DuPont de Nemours & Company
                     Director, Apple Computer, Inc.
                     Director, Zurich Holding Company of America, Inc.
                     Advisory Director, Zurich Insurance Corporation


  BANKING RELATIONSHIPS. Citibank and its affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Citibank has informed the Funds that, in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of Citibank or in the possession of any affiliate of Citibank.

  BANK REGULATORY MATTERS. The Glass-Steagall Act prohibits certain financial institutions, such as Citibank, from underwriting securities of open-end investment companies, such as the Funds. Citibank believes that its services under the Proposed Fund and Proposed Portfolio Management Agreements and the activities performed by it or its affiliates as Shareholder Servicing Agents (see "Other Services Provided by Citibank" below) are not underwriting and are consistent with the Glass-Steagall Act and other relevant federal and state laws. However, there is no controlling precedent regarding the performance of the combination of investment advisory, shareholder servicing and administrative activities by banks. State laws on this issue may differ from applicable federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. Changes in either federal or state statutes or regulations, or in their interpretations, could prevent Citibank or its affiliates from continuing to perform these services. If Citibank or its affiliates were to be prevented from acting as the investment manager or a Shareholder Servicing Agent, the Funds would seek alternative means for obtaining these services. The Funds do not expect that shareholders would suffer any adverse financial consequences as a result of any such occurrence.

  Citibank furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Funds' investments and effecting securities transactions for the Funds. Citibank also provides other services to each of the Funds. See "Other Services Provided by Citibank" below.


  Citibank also serves as adviser or subadviser to other registered investment companies. Those companies are identified in EXHIBIT F hereto, along with their asset size and the rates of compensation paid by those companies to Citibank for advisory or subadvisory services.

                      OTHER SERVICES PROVIDED BY CITIBANK

  CITIBANK AND ITS AFFILIATES AS SHAREHOLDER SERVICING AGENTS. The Funds have entered into separate shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent provides shareholder services, including answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholders. For these services, each Shareholder Servicing Agent receives a fee from each Fund at an annual rate of 0.25% of the average daily net assets of the Fund represented by shares owned by investors for whom such Shareholder Servicing Agent maintains a servicing relationship.

  Net fees accrued to Citibank and its affiliates for services provided as Shareholder Servicing Agent of each Fund for the last two fiscal years of each Fund were as follows: for Landmark Equity Fund, $561,584 and $490,561 for the fiscal years ended December 31, 1996 and 1995, respectively; and for Landmark Small Cap Equity Fund, $39,957 and $5,497 for the fiscal year ended December 31, 1996 and the period from June 21, 1995 (commencement of operations) to December 31, 1995, respectively.

                    THE EVALUATION BY THE BOARD OF TRUSTEES

  The Funds' Board of Trustees has determined that approving the Proposed Fund Management Agreements is in the best interests of the Funds and their shareholders.

  At a meeting on August 8, 1997, the Trustees considered information concerning the Proposed Fund Management Agreements. The Trustees considered, among other factors, representations by Citibank that the proposed agreements would not materially affect the nature, level and quality of services now provided to the Funds and Portfolios and proposed to be provided to the Funds. The Trustees also considered that, subject to the required approval of shareholders of the Funds, the same personnel at Citibank who provide administrative services to the Funds and administrative and investment advisory services to the Portfolios were expected to continue to do so under the Proposed Fund and Proposed Portfolio Management Agreements. The Trustees noted that the Funds could receive investment advisory services under the Proposed Fund Management Agreements, and that the Funds' current agreements do not contemplate such services. The Trustees believed that this justified the increased management fees. The Trustees also considered the nature and quality of services expected to be provided by Citibank to the Funds, and information regarding fees, expense ratios and performance. In evaluating Citibank's ability to provide services to the Funds, the Trustees considered information as to Citibank's business organization, financial resources and personnel.

  Based upon its review, the Trustees concluded that the Proposed Fund Management Agreements are reasonable, fair and in the best interests of each Fund and its shareholders, and that the fees provided in the Proposed Fund Management Agreements are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as were deemed relevant, the Trustees, including all of the Independent Trustees, unanimously approved the Proposed Fund Management Agreements for the Funds and voted to recommend their approval by Fund shareholders.

                                 VOTE REQUIRED

  Approval of the Proposed Fund Management Agreement with respect to a Fund will require a Majority Shareholder Vote of that Fund.

  THE BOARD OF TRUSTEES OF THE FUNDS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR APPROVAL OF THE MANAGEMENT AGREEMENT OF THE FUND.

  ITEM 7. TO VOTE ON A MANAGEMENT AGREEMENT FOR EACH FUND'S CORRESPONDING PORTFOLIO WITH CITIBANK, N.A.

  As described above in "General Background" and under Item 6, the Portfolios currently receive investment advisory services under investment advisory agreements with Citibank. The Portfolios currently receive administrative services under administrative services agreements with an affiliate of their placement agent. This entity, in turn, subcontracts with Citibank so that Citibank actually provides administrative services to the Portfolios.

  The Portfolios are proposing to enter into management agreements with Citibank (the "Proposed Portfolio Management Agreements"). Under the Proposed Portfolio Management Agreements, Citibank will be responsible for the overall management of each Portfolio's business affairs, and will provide investment advisory as well as administrative services to the Portfolios, including the provision of general office facilities and supervising the overall administration of each Portfolio.

  The Proposed Portfolio Management Agreements will render the Portfolios' existing investment advisory and administrative services agreements unnecessary, and they will be terminated. The same personnel at Citibank who currently provide administrative and investment advisory services to the Portfolios are expected to continue to do so after the Proposed Portfolio Management Agreements are entered into, and the nature, level and quality of services to the Portfolios will not be adversely effected.

  The aggregate investment advisory and administrative services fees payable by Equity Portfolio will increase by 0.05% per annum of the Portfolio's average daily net assets. The aggregate investment advisory and administrative services fees payable by Small Cap Equity Portfolio will decrease by 0.05% per annum of the Portfolio's average daily net assets. The Portfolios will no longer pay a separate administrative services fee.

  A copy of the Proposed Portfolio Management Agreement for each Portfolio is attached hereto as EXHIBIT G. Shareholders should refer to EXHIBIT G for the complete terms of the Proposed Portfolio Management Agreement of each Portfolio, and the description of the Proposed Portfolio Management Agreement set forth herein is qualified in its entirety by the provisions of the Proposed Portfolio Management Agreement as set forth in EXHIBIT G.

                  THE PROPOSED PORTFOLIO MANAGEMENT AGREEMENTS

  If the Proposed Portfolio Management Agreement is approved by a Portfolio's investors, Citibank will provide investment management and administrative services directly to that Portfolio. The terms and conditions of each Proposed Portfolio Management Agreement are identical; the terms and conditions of each Proposed Portfolio Management Agreement also are substantially the same as the terms and conditions of the Proposed Fund Management Agreements. See Item 6 for a description of these agreements. A description of the management fees payable under the Proposed Portfolio Management Agreements is set forth below. See "Management Fees."

                                MANAGEMENT FEES

  Under the Proposed Portfolio Management Agreements, Equity Portfolio will pay Citibank management fees equal on an annual basis to 0.60% of the Portfolio's average daily net assets for the Portfolio's then-current fiscal year, and Small Cap Equity Portfolio will pay Citibank management fees equal on an annual basis to 0.75% of the Portfolio's average daily net assets for the Portfolio's then-current fiscal year. Fees will be accrued daily and payable monthly. The aggregate investment advisory and administrative services fees currently payable by the Portfolios are 0.55% of Equity Portfolio's average daily net assets and 0.80% of Small Cap Equity Portfolio's average daily net assets, in each case for the Portfolio's then-current fiscal year.

  Fund shareholders should note that the aggregate management fees payable by Fund shareholders (including their share of the Portfolios' management fees) will increase by virtue of the Proposed Fund and Proposed Portfolio Management Agreements. However, if Fund shareholders approve Item 8 and adopt new Service Plans under Rule 12b-1, the Funds' total expense ratios (including their shares of the Portfolio's expenses) are not expected to increase. See "General Background" for a table showing the effect of these transactions on the Funds' estimated annual operating expenses.

  Investment advisory and administrative services fees accrued under the existing investment advisory and administrative services agreements for services provided to each Portfolio for the last two fiscal years of each Portfolio were as follows: for Equity Portfolio, $1,525,950 and $1,153,909 for the fiscal years ended December 31, 1996 and 1995, respectively; and for Small Cap Equity Portfolio, $157,076 and $10,904 for the fiscal year ended December 31, 1996 and the period from June 21, 1995 (commencement of operations) to December 31, 1995, respectively. Had the proposed management fees for the Portfolios been in effect for those periods, the following fees would have been payable: for Equity Portfolio, $1,664,672 and $1,258,809 for the fiscal years ended December 31, 1996 and 1995, respectively, which is a 0.05% increase for each of the fiscal years ended December 31, 1996 and 1995 from the net investment advisory and administrative service fees accrued under the existing investment advisory and administrative services agreements for such period; and for Small Cap Equity Portfolio, $147,258 and $10,222 for the fiscal year ended December 31, 1996 and the period from June 21, 1995 (commencement of operations) to December 31, 1995, respectively, which is a 0.05% decrease for each of the fiscal year ended December 31, 1996 and the period from June 21, 1995 (commencement of operations) to December 31, 1995 from the net investment advisory and administrative service fees accrued under the existing investment advisory and administrative services agreements for such period.


  Except as set forth above with respect to administrative services and investment advisory fees, neither Citibank nor any affiliated person of Citibank, nor any affiliated person of such person, received any other fees from the Portfolios for services provided to the Portfolios during their last two fiscal years. There were no other material payments by the Portfolios to Citibank, any affiliated person of Citibank, or any affiliated person of such person, during such period.


  As of June 30, 1997, Equity Portfolio had net assets of $325,864,983; and Small Cap Equity Portfolio had net assets of $44,561,526.


  For the last two fiscal years of each Portfolio, no brokerage commissions were paid by the Portfolios to any broker during the same period that (i) is an affiliated person of the Portfolios, or (ii) is affiliated with any person described in clause (i) of this paragraph, or (iii) an affiliated person of which is an affiliated person of the Portfolios, Citibank or the distributor of the Portfolios.

                           DESCRIPTION OF THE MANAGER


  See Item 6 for a description of Citibank and the Portfolios' managers, including fee information for other registered investment companies for which Citibank serves as investment adviser.

                    THE EVALUATION BY THE BOARD OF TRUSTEES

  The Portfolios' Board of Trustees has determined that approving the Proposed Portfolio Management Agreements is in the best interests of the Portfolios and their investors.

  At a meeting on August 8, 1997, the Trustees considered information concerning the Proposed Portfolio Management Agreements. The Trustees considered, among other factors, representations by Citibank that the proposed agreements would not materially affect the nature, level and quality of services now provided to the Portfolios. The Trustees also considered that, subject to the required approval of investors in the Portfolios, the same personnel at Citibank who provide administrative and investment advisory services to the Portfolios were expected to continue to do so under the Proposed Portfolio Management Agreements. The Trustees noted that Equity Portfolio's management fee would increase and that Small Cap Equity Portfolio's management fee would decrease. They reviewed comparative fee data for comparable funds and found the fees, as revised, to be in line with industry standards and with the fees of comparable funds. The Trustees also considered the nature and quality of services expected to be provided by Citibank to the Portfolios, and information regarding fees, expense ratios and performance. In evaluating Citibank's ability to provide services to the Portfolios, the Trustees considered information as to Citibank's business organization, financial resources and personnel.

  Based upon its review, the Trustees concluded that the Proposed Portfolio Management Agreements are reasonable, fair and in the best interests of each Portfolio and its investors, and that the fees provided in the Proposed Portfolio Management Agreements are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as were deemed relevant, the Trustees, including all of the Independent Trustees, unanimously approved the Proposed Portfolio Management Agreements for the Portfolios and voted to recommend their approval by Portfolio investors.

  Each Portfolio will call a meeting of its investors to vote on the Proposed Portfolio Management Agreement for that Portfolio. By voting in favor of this Item, Fund shareholders will be authorizing the Funds' Trustees to vote in favor of these agreements.

                                 VOTE REQUIRED


  Approval of the Proposed Portfolio Management Agreement with respect to a Portfolio will require approval by the holders of 67% or more of the outstanding interests in the Portfolio which are present at a meeting of the Portfolio's investors if the holders of more than 50% of such interests are present in person or by proxy, or more than 50% of the outstanding interests in the Portfolio, whichever is less.


  THE BOARD OF TRUSTEES OF THE FUNDS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR APPROVAL OF THE MANAGEMENT AGREEMENT OF THE FUND'S CORRESPONDING PORTFOLIO.


  ITEM 8. TO VOTE ON A SERVICE PLAN FOR EACH FUND.



  Each Fund currently has a Distribution Plan which has been adopted in accordance with Rule 12b-1 under the 1940 Act. The Funds are proposing to replace these existing Distribution Plans with Service Plans, which also will be adopted in accordance with Rule 12b-1. The Service Plans will permit payment of combined distribution and service fees which are lower than the maximum fees currently permissible under the existing Distribution Plans.


  A copy of the proposed Service Plan for each Fund is attached hereto as EXHIBIT H. Shareholders should refer to EXHIBIT H for the complete terms of the proposed Service Plan for each Fund, and the description of the Service Plans set forth herein is qualified in its entirety by the provisions of the Service Plan as set forth in EXHIBIT H.

  Each Fund's existing Distribution Plan was most recently approved by that Fund's Board of Trustees in accordance with the 1940 Act on May 9, 1997.

      COMPARISON OF EXISTING DISTRIBUTION PLANS AND PROPOSED SERVICE PLANS

  The Funds' existing Distribution Plans provide that the Funds may pay their distributor a monthly distribution fee and a monthly service fee at annual rates not to exceed, respectively, 0.15% and 0.25% of the Funds' average daily net assets. However, none of the Funds has entered into any agreement to pay this service fee to the distributor. The existing Distribution Plans also permit the Funds to pay the distributor an additional fee (not to exceed 0.05% of average daily net assets) in anticipation of or as reimbursement for print or electronic media advertising expenses incurred in connection with the sale of Fund shares. The Funds did not pay anything under this provision during 1996, and do not anticipate doing so during the current fiscal year. Under the Distribution Plans, the distributor uses the distribution fees to offset each Fund's marketing costs, such as preparation of sales literature, advertising, and printing and distributing prospectuses and other shareholder materials to prospective investors. In addition, the distributor may use the distribution fees to pay costs related to distribution activities, including employee salaries, bonuses and other overhead expenses.

  The proposed Service Plans provide that the Funds may pay monthly fees in an amount not to exceed 0.25% per annum of the Funds' average daily net assets. Each proposed Service Plan contemplates one aggregate fee which may be used for distribution and service matters. These fees may be used to make payments to the distributor for distribution services, and to service agents and others as compensation for the sale of shares of the Funds, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Funds also may make payments to the distributor, service agents and others for providing personal service or the maintenance of shareholder accounts. See "General Background" for a table showing the effect of this transaction on the Funds' estimated annual operating expenses.

  Under the proposed Service Plans, as under the existing Distribution Plans, for so long as the Service Plans are in effect the Funds are obligated to pay fees to the distributor, service agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for under the Service Plan for any Fund, the Fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. Each Fund will pay the fees to the distributor, service agents and others until the Service Plan or related distribution agreement is terminated or not renewed. In that event, the distributor's or service agent's expenses in excess of fees received or accrued through the termination date will be the distributor's or service agent's sole responsibility and not obligations of the Fund.

  Like the existing Distribution Plans, the proposed Service Plans provide that their continuance must be specifically approved at least annually by a vote of both a majority of the Trustees who are not "interested persons" of the Funds and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan ("Qualified Trustees"). The Service Plans and the Distribution Plans further provide that the selection and nomination of the Qualified Trustees is committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office.

  The proposed Service Plans, like the existing Distribution Plans, may be terminated with respect to a Fund at any time by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding shares of the Fund and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Under the proposed Service Plans, as under the existing Distribution Plans, shareholders of a Fund must approve any amendments to the Plan which increase materially the amount of the Fund's permitted expenses thereunder.

  Under both the proposed Service Plans and the existing Distribution Plans the distributor is required to preserve copies of any plan, agreement or report made pursuant to the Plan for a period of not less than six years from the date of the Plan, and for the first two years the distributor will preserve such copies in an easily accessible place.


  For the fiscal year ended December 31, 1996 the fees paid to the distributor by Landmark Equity Fund under the Distribution Plans were $112,317, which constituted 0.05% of the average net assets of the Fund. For the fiscal year ended December 31, 1996 all fees payable to the distributor by Landmark Small Cap Equity Fund were waived.


  The maximum allowable expense under the Distribution Plans is 0.45% of each Fund's average daily net assets. Under the Service Plans, the maximum allowable expense would be 0.25% of each Fund's average daily net assets.

                    THE EVALUATION BY THE BOARD OF TRUSTEES

  The Funds' Board of Trustees has determined that approval of the Service Plans is in the best interests of the Funds and their shareholders. At a meeting on August 8, 1997, the Trustees considered, among other factors, the flexibility provided by the Service Plans, in that they contemplate one aggregate fee which may be used for distribution and services matters, as opposed to two separate fees for these matters. The Trustees believe that this structure will give the Funds greater flexibility in promoting sales of their shares. The Trustees also noted that the aggregate distribution and service fees payable by Fund shareholders would decrease as a result of the adoption of the Service Plans. As a result of these and other factors, the Trustees believe that the Service Plans are reasonably likely to benefit the Funds and their shareholders, and recommend that they be approved by Fund shareholders.

                                 VOTE REQUIRED

  Approval of this proposal with respect to a Fund will require a Majority Shareholder Vote of the shareholders of that Fund.


  THE BOARD OF TRUSTEES OF THE FUNDS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR APPROVAL OF A SERVICE PLAN FOR EACH FUND.


  ITEM 9. TO VOTE ON THE SELECTION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR EACH FUND.

  It is intended that proxies cast by each Fund's shareholders not limited to the contrary will be voted in favor of ratifying the selection, by a majority of the Trustees of the Funds who are not "interested persons" (as that term is defined in the 1940 Act) of the Funds, of Price Waterhouse LLP under Section 32(a)of the 1940 Act as independent public accountants, to certify every financial statement of each Fund required by any law or regulation to be certified by independent public accountants and filed with the SEC in respect of all or any part of the fiscal year of the Fund ending December 31, 1997. Price Waterhouse LLP has no direct or material indirect interest in any Fund.


  Price Waterhouse LLP has served as the independent certified public accountants of Landmark Equity Fund since May 1, 1994 and of Landmark Small Cap Equity Fund since its commencement of operations, providing audit services and consultation with respect to the preparation of filings with the SEC.



  Price Waterhouse, an affiliate of Price Waterhouse LLP, has served as the Portfolios' independent certified public accountants since their commencement of operations. At the meeting of the Portfolios' investors to vote on the matters described under Items 1 through 5 and Item 7, investors in the Portfolios also will be asked to approve Price Waterhouse as the Portfolios' independent certified public accountants. By voting in favor of this Item, Fund shareholders will be authorizing the Funds' Trustees to vote in favor of Price Waterhouse as the Portfolios' independent certified public accountants.



  Representatives of Price Waterhouse LLP are not expected to be present at the Meeting unless a written request is received by the Funds at least 5 days prior to the meeting date.


                                 VOTE REQUIRED

  Approval of this proposal with respect to a Fund will require approval by the holders of a majority of the outstanding shares of the Funds, taken together as a single class, which are present at the Meeting in person or by proxy.

  THE BOARD OF TRUSTEES OF THE FUNDS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE FOR APPROVAL OF PRICE WATERHOUSE LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR EACH FUND.

  ITEM 10. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF SHAREHOLDERS AND ANY ADJOURNMENTS THEREOF.

  The management of the Funds knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy (if not limited to the contrary) will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

                          INTERESTS OF CERTAIN PERSONS

  As of August 1, 1997, the Trustees and officers of the Funds, individually and as a group, owned beneficially or had the right to vote the following outstanding shares of the Funds.


                                                                   AMOUNT OF
                                                                   BENEFICIAL    PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                               OWNERSHIP    OF SHARES
- ----------------------------------------------------------------  ------------  ----------
Landmark Equity Fund*
Trustees of the Funds:
Riley C. Gilley.................................................       685.621      .00005%
Walter E. Robb, III.............................................       637.957      .00005%
All Trustees and officers of the Fund as a group................     1,323.578      .00010%


- ----------------------------------


*  No officers of the Equity Fund owned shares of the Fund as of August 1, 1997.



Landmark Small Cap Equity Fund**
Officers of the Funds:
John R. Elder.....................................  1,895.236     .00014%

All Trustees and officers of the Fund as a
 group............................................  1,895.236     .00014%


- ----------------------------------


** No Trustees of the Small Cap Equity Fund owned shares of the Fund as of August 1, 1997.



  As of August 1, 1997, to the best knowledge of the Funds, no person beneficially owned 5% or more of the outstanding shares of the Funds.


                             ADDITIONAL INFORMATION

  Each Fund is a series of Landmark Funds II (the "Trust"), a diversified, open-end registered investment company organized as a Massachusetts business trust under a Declaration of Trust dated as of April 13, 1984, as amended and restated on August 9, 1996. Landmark Equity Fund and Landmark Small Cap Equity Fund were designated as separate series of the Trust on April 17, 1990 and August 19, 1994, respectively. The mailing address of the Trust is 6 St. James Avenue, Boston, Massachusetts 02116.

  Fund shareholders may have purchased their shares through banks or other financial institutions, securities dealers or others (called Shareholder Servicing Agents) that have entered into shareholder servicing agreements concerning the Funds. In these cases, the Shareholder Servicing Agents are the shareholders of record of the Funds. At any meeting of Fund shareholders, a Shareholder Servicing Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which that Shareholder Servicing Agent is the holder of record.


  The cost of soliciting proxies in the accompanying form, which is expected to be about $106,090, including the fees of a proxy soliciting agent, will be borne by Citibank. In addition to solicitation by mail, proxies may be solicited by the Board of Trustees, officers, and regular employees and agents of the Funds without compensation therefor. Citibank may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies.


  The Funds' distributor is The Landmark Funds Broker-Dealer Services, Inc., 6 St. James Avenue, Boston, MA 02116. State Street Bank and Trust Company acts as transfer agent, dividend disbursing agent and custodian for each Fund. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.


                        SUBMISSION OF CERTAIN PROPOSALS

  The Trust is a Massachusetts business trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Funds, or for the Trust as a whole, for purposes such as electing Trustees or removing Trustees, changing fundamental policies, or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust's office within a reasonable time before the proxy solicitation is made.

  YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

                               By Order of the Board of Trustees,

                               Linda T. Gibson, Secretary


                                                               September 3, 1997

- ----------------------------------------------------------------------
FOR EDGAR FILING, LANGUAGE THAT WILL BE ADDED IS PRECEDED BY A "<*>" AND FOLLOWED BY A "</*>". LANGUAGE THAT WILL BE ELIMINATED IS PRECEDED BY A "<#>" AND FOLLOWED BY A "</#>".
- ----------------------------------------------------------------------

                                   EXHIBIT A

  Deleted text is marked through and added text appears in ITALICS.

  FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE AMENDED UNDER ITEM 2.

  (3) Purchase securities of any issuer if such purchase at the time thereof would cause with respect to 75% of the total assets of the Fund more than 10% of the voting securities of such issuer to be held by the Fund, except that<#>, with respect to each Fund, the applicable Trust may invest all or substantially all of the Fund's assets in another registered investment company having the same investment objectives and policies and substantially the same investment restrictions as those with respect to the Fund (a "Qualifying Portfolio").</#> <*>THE FUND MAY INVEST ALL OR ANY PORTION OF ITS ASSETS IN ONE OR MORE INVESTMENT COMPANIES, TO THE EXTENT NOT PROHIBITED BY THE 1940 ACT, THE RULES AND REGULATIONS THEREUNDER, AND EXEMPTIVE ORDERS GRANTED UNDER SUCH ACT.</*>

  (4) Purchase securities of any issuer if such purchase at the time thereof would cause as to 75% of the Fund's total assets more than 5% of the Fund's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States or of any state or of any political subdivision of any state), except that<#>, with respect to each Fund, the applicable Trust may invest all or substantially all of the Fund's assets in a Qualifying Portfolio.</#> <*>THE FUND MAY INVEST ALL OR ANY PORTION OF ITS ASSETS IN ONE OR MORE INVESTMENT COMPANIES, TO THE EXTENT NOT PROHIBITED BY THE 1940 ACT, THE RULES AND REGULATIONS THEREUNDER, AND EXEMPTIVE ORDERS GRANTED UNDER SUCH ACT.</*>

  For Landmark Small Cap Equity Fund Only:

  (6) Underwrite securities issued by other persons, except that all <*>OR ANY PORTION OF</*> the assets of the Fund may be invested in <#>a Qualifying Portfolio</#> <*>ONE OR MORE INVESTMENT COMPANIES, TO THE EXTENT NOT PROHIBITED BY THE 1940 ACT, THE RULES AND REGULATIONS THEREUNDER, AND EXEMPTIVE ORDERS GRANTED UNDER SUCH ACT,</*> and except insofar as the Fund may technically be deemed an underwriter under the <#>1933</#>
     <*>SECURITIES</*> Act in selling a security.

- ----------------------------------------------------------------------
FOR EDGAR FILING, LANGUAGE THAT WILL BE ADDED IS PRECEDED BY A "<*>" AND FOLLOWED BY A "</*>". LANGUAGE THAT WILL BE ELIMINATED IS PRECEDED BY A "<#>" AND FOLLOWED BY A "</#>".
- ----------------------------------------------------------------------

                                   EXHIBIT B

  Deleted text is marked through and added text appears in ITALICS.


 THE DEFINITION OF INSTITUTIONAL INVESTOR FROM SECTION 1.2, A NEW PARAGRAPH
    (d) TO BE ADDED TO SECTION 3.2, AND SECTION 5.1 IN ITS ENTIRETY, OF
         THE PORTFOLIOS' DECLARATION OF TRUST PROPOSED TO BE AMENDED
                                 UNDER ITEM 3.


  "INSTITUTIONAL INVESTOR(S)" SHALL MEAN,<*> WHEN USED WITH RESPECT TO EACH SERIES OF THE TRUST OTHER THAN THE SERIES DESIGNATED AS BALANCED PORTFOLIO, GOVERNMENT INCOME PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO AND EMERGING ASIAN MARKETS EQUITY PORTFOLIO,</*> any regulated investment company, segregated asset account, foreign investment company, common trust fund, group trust or other investment arrangement, whether organized within or without the United States of America, other than an individual, S corporation, <*>OR</*> partnership or a grantor trust beneficially owned by any individual, or S corporation or partnership,<*> UNLESS, IN THE CASE OF A PARTNERSHIP OR A GRANTOR TRUST BENEFICIALLY OWNED BY A PARTNERSHIP, THE INTERESTS IN THE PARTNERSHIP ARE HELD BY ENTITIES THAT OTHERWISE MEET THE DEFINITION OF INSTITUTIONAL INVESTOR. WHEN USED WITH RESPECT TO THOSE SERIES OF THE TRUST DESIGNATED AS BALANCED PORTFOLIO, GOVERNMENT INCOME PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO AND EMERGING ASIAN MARKETS EQUITY PORTFOLIO, INSTITUTIONAL INVESTOR(S) SHALL MEAN ANY REGULATED INVESTMENT COMPANY, SEGREGATED ASSET ACCOUNT, FOREIGN INVESTMENT COMPANY, COMMON TRUST FUND, GROUP TRUST OR OTHER INVESTMENT ARRANGEMENT, WHETHER ORGANIZED WITHIN OR WITHOUT THE UNITED STATES OF AMERICA, OTHER THAN AN INDIVIDUAL, S CORPORATION, PARTNERSHIP OR GRANTOR TRUST BENEFICIALLY OWNED BY ANY INDIVIDUAL, S CORPORATION OR PARTNERSHIP.</*>


Section 3.2:



  <*>(d) NOTWITHSTANDING ANY OTHER PROVISION OF THIS DECLARATION TO THE
CONTRARY, THE TRUSTEES SHALL HAVE THE POWER IN THEIR DISCRETION WITHOUT ANY REQUIREMENT OF APPROVAL BY INVESTORS TO EITHER INVEST ALL OR A PORTION OF THE TRUST PROPERTY OF EACH SERIES OF THE TRUST (OTHER THAN THE SERIES DESIGNATED AS BALANCED PORTFOLIO, GOVERNMENT INCOME PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO AND EMERGING ASIAN MARKETS EQUITY PORTFOLIO), OR SELL ALL OR A PORTION OF SUCH TRUST PROPERTY AND INVEST THE PROCEEDS OF SUCH SALES, IN ONE OR MORE INVESTMENT COMPANIES TO THE EXTENT NOT PROHIBITED BY THE 1940 ACT AND EXEMPTIVE ORDERS GRANTED UNDER SUCH ACT.</*>



  5.1. LIABILITY OF HOLDERS; INDEMNIFICATION. <#>Each</#><*>(a) AS TO THE SERIES OF THE TRUST DESIGNATED AS BALANCED PORTFOLIO, GOVERNMENT INCOME PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO AND EMERGING ASIAN MARKETS EQUITY PORTFOLIO, EACH</*> Holder of an Interest in <#>a</#> <*>SUCH</*> Series shall be jointly and severally liable with every other Holder of an Interest in that Series (with rights of contribution inter se in proportion to their respective Interests in the Series) for the liabilities and obligations of that Series (and of no other Series) in the event that the Trust fails to satisfy such liabilities and obligations from the assets of that Series<#>; provided, however, that, to</#>. <*>TO</*> the extent assets of
<#>that Series</#> <*>A SERIES NAMED IN THE PRECEDING SENTENCE</*> are available in the Trust, the Trust shall indemnify and hold each Holder <*>OF AN INTEREST IN THAT SERIES</*> harmless from and against any claim or liability to which such Holder may become subject by reason of being or having been a Holder of
<#>any</#> <*>AN</*> Interest in that Series to the extent that such claim or liability imposes on the Holder an obligation or liability which, when compared to the obligations and liabilities imposed on other Holders of Interests in that Series, is greater than such Holder's <#>Interest (proportionate share)</#>
<*>PROPORTIONATE SHARE OF SUCH CLAIM OR LIABILITY,</*> and shall reimburse such
Holder for all legal and other expenses reasonably incurred by such Holder in connection with any such claim or liability.


  <*>(b) NOTWITHSTANDING ANY OTHER PROVISION OF THIS DECLARATION, EACH HOLDER OF
AN INTEREST IN A SERIES OF THE TRUST OTHER THAN BALANCED PORTFOLIO, GOVERNMENT INCOME PORTFOLIO, INTERNATIONAL EQUITY PORTFOLIO AND EMERGING ASIAN MARKETS EQUITY PORTFOLIO, SHALL NOT BE SUBJECT TO ANY PERSONAL LIABILITY WHATSOEVER TO ANY PERSON IN CONNECTION WITH THE TRUST PROPERTY OR THE ACTS, OBLIGATIONS OR AFFAIRS OF THE TRUST WITH RESPECT TO THAT SERIES; AND IF ANY SUCH HOLDER IS MADE A PARTY TO ANY SUIT OR PROCEEDING TO ENFORCE ANY SUCH LIABILITY, SUCH HOLDER SHALL NOT, ON ACCOUNT THEREOF, BE HELD TO ANY PERSONAL LIABILITY. TO THE EXTENT ASSETS OF A SERIES ENUMERATED IN THE PRECEDING SENTENCE ARE AVAILABLE IN THE TRUST, THE TRUST SHALL INDEMNIFY AND HOLD EACH HOLDER OF AN INTEREST IN THAT SERIES HARMLESS FROM AND AGAINST ANY CLAIM OR LIABILITY TO WHICH SUCH HOLDER MAY BECOME SUBJECT BY REASON OF BEING OR HAVING BEEN A HOLDER OF AN INTEREST IN THAT SERIES, AND SHALL REIMBURSE SUCH HOLDER FOR ALL LEGAL AND OTHER EXPENSES REASONABLY INCURRED BY SUCH HOLDER IN CONNECTION WITH ANY SUCH CLAIM OR LIABILITY.</*>


  <*>(c)</*> The rights accruing to a Holder under this Section 5.1 shall not exclude any other right to which such Holder may be lawfully entitled, nor shall anything contained herein restrict the right of the Trust to indemnify or reimburse a Holder in any appropriate situation even though not specifically provided herein. <#>Notwithstanding the indemnification procedure described above, it is intended that each Holder of an Interest in a Series shall remain jointly and severally liable to the creditors of that Series as a legal matter.</#> The liabilities of a particular Series and the right to indemnification granted hereunder to Holders of Interests in such Series shall not be enforceable against any other Series or Holders of Interests in any other Series.

- ----------------------------------------------------------------------
FOR EDGAR FILING, LANGUAGE THAT WILL BE ADDED IS PRECEDED BY A "<*>" AND FOLLOWED BY A "</*>". LANGUAGE THAT WILL BE ELIMINATED IS PRECEDED BY A "<#>" AND FOLLOWED BY A "</#>".
- ----------------------------------------------------------------------

                                   EXHIBIT C

Deleted text is marked through and added text appears in ITALICS.

  FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE AMENDED UNDER ITEM 4.

  (1) Borrow money, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of its net assets, including the amount borrowed
      <#>(nor</#>; <*>OR</*> purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund, taken at market value<#>)</#>. It is intended that <#>a</#> <*>THE</*> Fund would borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities.

  (2) Make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements <*>OR FIXED TIME DEPOSITS</*> or the purchase of short-term obligations or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions. The purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

  (3) Purchase securities of any issuer if such purchase at the time thereof would cause with respect to 75% of the total assets of the Fund more than 10% of the voting securities of such issuer to be held by the Fund;
      <#>except</#> <*>PROVIDED THAT, FOR PURPOSES OF THIS RESTRICTION, THE
      ISSUER OF AN OPTION OR FUTURES CONTRACT SHALL NOT BE DEEMED TO BE THE ISSUER OF THE SECURITY OR SECURITIES UNDERLYING SUCH CONTRACT; AND PROVIDED FURTHER</*> that the Fund may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

  (4) Purchase securities of any issuer if such purchase at the time thereof would cause as to 75% of the Fund's total assets more than 5% of the Fund's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States or of any state or of any political subdivision of any state)<#>, except</#>;<*> PROVIDED THAT, FOR PURPOSES OF THIS RESTRICTION, THE ISSUER OF AN OPTION OR FUTURES CONTRACT SHALL NOT BE DEEMED TO BE THE ISSUER OF THE SECURITY OR SECURITIES UNDERLYING SUCH CONTRACT; AND PROVIDED FURTHER</*> that the Fund may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

  (5) Concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund's investment
      <#>objectives</#> <*>OBJECTIVE</*>, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry,
      <*>EXCEPT THAT POSITIONS IN FUTURES CONTRACTS SHALL NOT BE SUBJECT TO THIS
      RESTRICTION.</*>

  For Landmark Small Cap Equity Fund Only:

  (7) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (<*>THE FOREGOING SHALL NOT BE DEEMED TO PRECLUDE THE FUND FROM PURCHASING OR SELLING FUTURES CONTRACTS OR OPTIONS THEREON, AND</*> the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund).

- ----------------------------------------------------------------------
FOR EDGAR FILING, LANGUAGE THAT WILL BE ADDED IS PRECEDED BY A "<*>" AND FOLLOWED BY A "</*>". LANGUAGE THAT WILL BE ELIMINATED IS PRECEDED BY A "<#>" AND FOLLOWED BY A "</#>".
- ----------------------------------------------------------------------

                                   EXHIBIT D

  Deleted text is marked through and added text appears in ITALICS.

  FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE ADOPTED OR AMENDED UNDER
ITEM 5.

FOR LANDMARK EQUITY FUND ONLY:

  <*>(6)</*> <*>UNDERWRITE SECURITIES ISSUED BY OTHER PERSONS, EXCEPT THAT ALL
             OR ANY PORTION OF THE ASSETS OF THE FUND MAY BE INVESTED IN ONE OR MORE INVESTMENT COMPANIES, TO THE EXTENT NOT PROHIBITED BY THE 1940 ACT, THE RULES AND REGULATIONS THEREUNDER, AND EXEMPTIVE ORDERS GRANTED UNDER SUCH ACT, AND EXCEPT INSOFAR AS THE FUND MAY TECHNICALLY BE DEEMED AN UNDERWRITER UNDER THE SECURITIES ACT IN SELLING A SECURITY.</*>

  <*>(7)</*> <*>PURCHASE OR SELL REAL ESTATE (INCLUDING LIMITED PARTNERSHIP
             INTERESTS BUT EXCLUDING SECURITIES SECURED BY REAL ESTATE OR INTERESTS THEREIN), INTERESTS IN OIL, GAS OR MINERAL LEASES, COMMODITIES OR COMMODITY CONTRACTS IN THE ORDINARY COURSE OF BUSINESS (THE FOREGOING SHALL NOT BE DEEMED TO PRECLUDE THE FUND FROM PURCHASING OR SELLING FUTURES CONTRACTS OR OPTIONS THEREON, AND THE FUND RESERVES THE FREEDOM OF ACTION TO HOLD AND TO SELL REAL ESTATE ACQUIRED AS A RESULT OF THE OWNERSHIP OF SECURITIES BY THE FUND).</*>

  <*>(8)</*> <*>ISSUE ANY SENIOR SECURITY (AS THAT TERM IS DEFINED IN THE 1940
             ACT) IF SUCH ISSUANCE IS SPECIFICALLY PROHIBITED BY THE 1940 ACT OR THE RULES AND REGULATIONS PROMULGATED THEREUNDER.</*>

FOR LANDMARK SMALL CAP EQUITY FUND ONLY:

  (8) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder<#>, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above</#>.

                                   EXHIBIT E

                              MANAGEMENT AGREEMENT

                               LANDMARK FUNDS II
                              LANDMARK EQUITY FUND

  MANAGEMENT AGREEMENT, dated as of            , 199 , by and between Landmark
Funds II, a Massachusetts business trust (the "Trust"), and Citibank, N.A., a national banking association ("Citibank" or the "Manager").

                              W I T N E S S E T H:

  WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the "1940 Act"), and

  WHEREAS, the Trust wishes to engage Citibank to provide certain investment advisory and administrative services for the series of the Trust designated as Landmark Equity Fund (the "Fund"), and Citibank is willing to provide such investment advisory and administrative services for the Fund on the terms and conditions hereinafter set forth.

  NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

  1. DUTIES OF CITIBANK. (a) Citibank shall act as the Manager for the Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held uninvested, subject always to the restrictions of the Trust's Declaration of Trust, dated as of April 13, 1984, and By-laws, as each may be amended from time to time (respectively, the "Declaration" and the "By-Laws"), the provisions of the 1940 Act, and the then-current Registration Statement of the Trust with respect to the Fund. The Manager shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities shall be exercised. Should the Board of Trustees of the Trust at any time, however, make any definite determination as to investment policy applicable to the Fund and notify the Manager thereof in writing, the Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of securities for the Fund's account with the brokers or dealers selected by it, and to that end the Manager is authorized as the agent of the Trust to give instructions to the custodian or any subcustodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. In making purchases or sales of securities or other property for the account of the Fund, the Manager may deal with itself or with the Trustees of the Trust or the Trust's underwriter or distributor, to the extent such actions are permitted by the 1940 Act. In providing the services and assuming the obligations set forth herein, the Manager may employ, at its own expense, or may request that the Trust employ at the Fund's expense, one or more subadvisers; PROVIDED that in each case the Manager shall supervise the activities of each subadviser. Any agreement between the Manager and a subadviser shall be subject to the renewal, termination and amendment provisions applicable to this Agreement. Any agreement between the Trust on behalf of the Fund and a subadviser may be terminated by the Manager at any time on not more than 60 days' nor less than 30 days' written notice to the Trust and the subadviser.

  (b) Subject to the direction and control of the Board of Trustees of the Trust, Citibank shall perform such administrative and management services as may from time to time be reasonably requested by the Trust, which shall include without limitation: (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Trust and for performing the administrative and management functions herein set forth; (ii) supervising the overall administration of the Trust, including negotiation of contracts and fees with and the monitoring of performance and billings of the Trust's transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (iii) preparing and, if applicable, filing all documents required for compliance by the Trust with applicable laws and regulations, including registration statements, prospectuses and statements of additional information, semi-annual and annual reports to shareholders, proxy statements and tax returns; (iv) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; and (v) arranging for maintenance of books and records of the Trust. Notwithstanding the foregoing, Citibank shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of shares of beneficial interest in the Fund, nor shall Citibank be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, fund accounting agent, custodian or shareholder servicing agent of the Trust or the Fund. In providing administrative and management services as set forth herein, Citibank may, at its own expense, employ one or more subadministrators; provided that Citibank shall remain fully responsible for the performance of all administrative and management duties set forth herein and shall supervise the activities of each subadministrator.

  2. ALLOCATION OF CHARGES AND EXPENSES. Citibank shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. Except as provided in the foregoing sentence, it is understood that the Trust will pay from the assets of the Fund all of its own expenses allocable to the Fund including, without limitation, organization costs of the Fund; compensation of Trustees who are not "affiliated persons" of Citibank; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, shareholder servicing agent, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming shares of beneficial interest and servicing shareholder accounts; expenses of preparing, typesetting, printing and mailing prospectuses, statements of additional information, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to existing shareholders of the Fund; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Fund (including but not limited to the fees of independent pricing services); expenses of meetings of the Fund's shareholders; expenses relating to the registration and qualification of shares of the Fund; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust on behalf of the Fund may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

  3. COMPENSATION OF CITIBANK. For the services to be rendered and the facilities to be provided by Citibank hereunder, the Trust shall pay to

Citibank from the assets of the Fund a management fee computed daily and paid monthly at an annual rate equal to 0.30% of the Fund's average daily net assets for the Fund's then-current fiscal year. If Citibank provides services hereunder for less than the whole of any period specified in this Section 3, the compensation to Citibank shall be accordingly adjusted and prorated.

  4. COVENANTS OF CITIBANK. Citibank agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's principal underwriter or distributor, as principals in making purchases or sales of securities or other property for the account of the Fund, except as permitted by the 1940 Act, will not take a long or short position in shares of beneficial interest in the Fund except as permitted by the Declaration, and will comply with all other provisions of the Declaration and By-Laws and the then-current Registration Statement applicable to the Fund relative to Citibank and its directors and officers.

  5. LIMITATION OF LIABILITY OF CITIBANK. Citibank shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 5, the term "Citibank" shall include directors, officers and employees of Citibank as well as Citibank itself.

  6. ACTIVITIES OF CITIBANK. The services of Citibank to the Fund are not to be deemed to be exclusive, Citibank being free to render investment advisory, administrative and/or other services to others. It is understood that Trustees, officers, and shareholders of the Trust are or may be or may become interested in Citibank, as directors, officers, employees, or otherwise and that directors, officers and employees of Citibank are or may become similarly interested in the Trust and that Citibank may be or may become interested in the Trust as a shareholder or otherwise.

  7. DURATION, TERMINATION AND AMENDMENTS OF THIS AGREEMENT. This Agreement shall become effective as of the day and year first above written, shall govern the relations between the parties hereto thereafter and shall remain in force until August 8, 1998, on which date it will terminate unless its continuance after August 8, 1998 is "specifically approved at least annually" (a) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of Citibank at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Fund.

  This Agreement may be terminated at any time without the payment of any penalty by the Trustees or by the "vote of a majority of the outstanding voting securities" of the Fund, or by Citibank, in each case on not more than

60 days' nor less than 30 days' written notice to the other party. This Agreement shall automatically terminate in the event of its "assignment."

  This Agreement may be amended only if such amendment is approved by the "vote of a majority of the outstanding voting securities" of the Fund (except for any such amendment as may be effected in the absence of such approval without violating the 1940 Act).

  The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

  Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the Fund; that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Fund; and that no other series of the Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

  The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually.

  8. GOVERNING LAW. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

  9. USE OF NAME. The Trust hereby acknowledges that any and all rights in or to the name "Citi" which exist on the date of this Agreement or which may arise hereafter are, and under any and all circumstances shall continue to be, the sole property of Citibank; that Citibank may assign any or all of such rights to another party or parties without the consent of the Trust; and that Citibank may permit other parties, including other investment companies, to use the word "Citi" in their names. If Citibank, or its assignee as the case may be, ceases to serve as the adviser to and administrator of the Trust, the Trust hereby agrees to take promptly any and all actions which are necessary or desirable to change its name so as to delete the word "Citi."

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

LANDMARK FUNDS II                       CITIBANK, N.A.

By: ------------------------------      By: ------------------------------

Title: -----------------------------    Title: -----------------------------

                              MANAGEMENT AGREEMENT

                               LANDMARK FUNDS II
                         LANDMARK SMALL CAP EQUITY FUND

  MANAGEMENT AGREEMENT, dated as of            , 199 , by and between Landmark
Funds II, a Massachusetts business trust (the "Trust"), and Citibank, N.A., a national banking association ("Citibank" or the "Manager").

                              W I T N E S S E T H:

  WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the "1940 Act"), and

  WHEREAS, the Trust wishes to engage Citibank to provide certain investment advisory and administrative services for the series of the Trust designated as Landmark Small Cap Equity Fund (the "Fund"), and Citibank is willing to provide such investment advisory and administrative services for the Fund on the terms and conditions hereinafter set forth.

  NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

  1. DUTIES OF CITIBANK. (a) Citibank shall act as the Manager for the Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held uninvested, subject always to the restrictions of the Trust's Declaration of Trust, dated as of April 13, 1984, and By-laws, as each may be amended from time to time (respectively, the "Declaration" and the "By-Laws"), the provisions of the 1940 Act, and the then-current Registration Statement of the Trust with respect to the Fund. The Manager shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities shall be exercised. Should the Board of Trustees of the Trust at any time, however, make any definite determination as to investment policy applicable to the Fund and notify the Manager thereof in writing, the Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Manager shall take, on behalf of the Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of securities for the Fund's account with the brokers or dealers selected by it, and to that end the Manager is authorized as the agent of the Trust to give instructions to the custodian or any subcustodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. In making purchases or sales of securities or other property for the account of the Fund, the Manager may deal with itself or with the Trustees of the Trust or the Trust's underwriter or distributor, to the extent such actions are permitted by the 1940 Act. In providing the services and assuming the obligations set forth herein, the Manager may employ, at its own expense, or may request that the Trust employ at the Fund's expense, one or more subadvisers; PROVIDED that in each case the Manager shall supervise the activities of each subadviser. Any agreement between the Manager and a subadviser shall be subject to the renewal, termination and amendment provisions applicable to this Agreement. Any agreement between the Trust on behalf of the Fund and a subadviser may be terminated by the Manager at any time on not more than 60 days' nor less than 30 days' written notice to the Trust and the subadviser.

  (b) Subject to the direction and control of the Board of Trustees of the Trust, Citibank shall perform such administrative and management services as may from time to time be reasonably requested by the Trust, which shall include without limitation: (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Trust and for performing the administrative and management functions herein set forth; (ii) supervising the overall administration of the Trust, including negotiation of contracts and fees with and the monitoring of performance and billings of the Trust's transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (iii) preparing and, if applicable, filing all documents required for compliance by the Trust with applicable laws and regulations, including registration statements, prospectuses and statements of additional information, semi-annual and annual reports to shareholders, proxy statements and tax returns; (iv) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; and (v) arranging for maintenance of books and records of the Trust. Notwithstanding the foregoing, Citibank shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of shares of beneficial interest in the Fund, nor shall Citibank be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, fund accounting agent, custodian or shareholder servicing agent of the Trust or the Fund. In providing administrative and management services as set forth herein, Citibank may, at its own expense, employ one or more subadministrators; provided that Citibank shall remain fully responsible for the performance of all administrative and management duties set forth herein and shall supervise the activities of each subadministrator.

  2. ALLOCATION OF CHARGES AND EXPENSES. Citibank shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. Except as provided in the foregoing sentence, it is understood that the Trust will pay from the assets of the Fund all of its own expenses allocable to the Fund including, without limitation, organization costs of the Fund; compensation of Trustees who are not "affiliated persons" of Citibank; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, shareholder servicing agent, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming shares of beneficial interest and servicing shareholder accounts; expenses of preparing, typesetting, printing and mailing prospectuses, statements of additional information, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to existing shareholders of the Fund; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Fund (including but not limited to the fees of independent pricing services); expenses of meetings of the Fund's shareholders; expenses relating to the registration and qualification of shares of the Fund; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust on behalf of the Fund may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

  3. COMPENSATION OF CITIBANK. For the services to be rendered and the facilities to be provided by Citibank hereunder, the Trust shall pay to Citibank from the assets of the Fund a management fee computed daily and paid monthly at an annual rate equal to 0.35% of the Fund's average daily net assets for the Fund's then-current fiscal year. If Citibank provides services hereunder for less than the whole of any period specified in this
Section 3, the compensation to Citibank shall be accordingly adjusted and prorated.

  4. COVENANTS OF CITIBANK. Citibank agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's principal underwriter or distributor, as principals in making purchases or sales of securities or other property for the account of the Fund, except as permitted by the 1940 Act, will not take a long or short position in shares of beneficial interest in the Fund except as permitted by the Declaration, and will comply with all other provisions of the Declaration and By-Laws and the then-current Registration Statement applicable to the Fund relative to Citibank and its directors and officers.

  5. LIMITATION OF LIABILITY OF CITIBANK. Citibank shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 5, the term "Citibank" shall include directors, officers and employees of Citibank as well as Citibank itself.

  6. ACTIVITIES OF CITIBANK. The services of Citibank to the Fund are not to be deemed to be exclusive, Citibank being free to render investment advisory, administrative and/or other services to others. It is understood that Trustees, officers, and shareholders of the Trust are or may be or may become interested in Citibank, as directors, officers, employees, or otherwise and that directors, officers and employees of Citibank are or may become similarly interested in the Trust and that Citibank may be or may become interested in the Trust as a shareholder or otherwise.

  7. DURATION, TERMINATION AND AMENDMENTS OF THIS AGREEMENT. This Agreement shall become effective as of the day and year first above written, shall govern the relations between the parties hereto thereafter and shall remain in force until August 8, 1998, on which date it will terminate unless its continuance after August 8, 1998 is "specifically approved at least annually" (a) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of Citibank at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Fund.

  This Agreement may be terminated at any time without the payment of any penalty by the Trustees or by the "vote of a majority of the outstanding voting securities" of the Fund, or by Citibank, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall automatically terminate in the event of its "assignment."

  This Agreement may be amended only if such amendment is approved by the "vote of a majority of the outstanding voting securities" of the Fund (except for any such amendment as may be effected in the absence of such approval without violating the 1940 Act).

  The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

  Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the Fund; that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Fund; and that no other series of the Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

  The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually.

  8. GOVERNING LAW. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

  9. USE OF NAME. The Trust hereby acknowledges that any and all rights in or to the name "Citi" which exist on the date of this Agreement or which may arise hereafter are, and under any and all circumstances shall continue to be, the sole property of Citibank; that Citibank may assign any or all of such rights to another party or parties without the consent of the Trust; and that Citibank may permit other parties, including other investment companies, to use the word "Citi" in their names. If Citibank, or its assignee as the case may be, ceases to serve as the adviser to and administrator of the Trust, the Trust hereby agrees to take promptly any and all actions which are necessary or desirable to change its name so as to delete the word "Citi."

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

LANDMARK FUNDS I                        CITIBANK, N.A.

By: ------------------------------      By: ------------------------------

Title: -----------------------------    Title: -----------------------------

                                   EXHIBIT F


   OTHER INVESTMENT COMPANIES FOR WHICH CITIBANK IS AN INVESTMENT ADVISER OR
                                   SUBADVISER



                                                       ANNUAL FEE
                                                   (AS A PERCENTAGE OF     ASSETS AS OF
NAME OF FUND                                       AVERAGE NET ASSETS)  DECEMBER 31, 1996
- -------------------------------------------------  -------------------  ------------------
Landmark Balanced Fund...........................           0.40%        $    230,382,490
Landmark International Equity Fund...............           1.00%        $     32,588,644
Landmark Emerging Asian Markets Equity Fund......           1.00%+       $     10,584,818
Landmark U.S. Government Income Fund.............           0.35%+       $     26,744,380
Landmark Intermediate Income Fund................           0.35%+       $     43,918,612
Landmark New York Tax Free Income Fund...........           0.40%+       $     82,182,006
Landmark National Tax Free Income Fund...........           0.40%+       $      2,060,302
CitiSelect Folio 200.............................           0.75%+       $    102,775,406
CitiSelect Folio 300.............................           0.75%+       $    195,428,322
CitiSelect Folio 400.............................           0.75%+       $    253,555,763
CitiSelect Folio 500.............................           0.75%+       $     85,072,307
CitiSelect VIP Folio 200.........................           0.75%+                   N/A*
CitiSelect VIP Folio 300.........................           0.75%+                   N/A*
CitiSelect VIP Folio 400.........................           0.75%+                   N/A*
CitiSelect VIP Folio 500.........................           0.75%+                   N/A*
Citi Small Cap Equity VIP Fund...................           0.75%+                   N/A*


- ----------------------------------


* Did not commence operations until February 10, 1997.



+ Certain contractual fee amounts have been voluntarily waived by Citibank.

                                   EXHIBIT G

                    PROPOSED PORTFOLIO MANAGEMENT AGREEMENT
                             THE PREMIUM PORTFOLIOS
                                EQUITY PORTFOLIO

  MANAGEMENT AGREEMENT, dated as of         , 199 , by and between The Premium
Portfolios, a New York trust (the "Trust"), and Citibank, N.A., a national banking association ("Citibank" or the "Manager").

                              W I T N E S S E T H:

  WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the "1940 Act"), and

  WHEREAS, the Trust wishes to engage Citibank to provide certain investment advisory and administrative services for the series of the Trust designated as Equity Portfolio (the "Portfolio"), and Citibank is willing to provide such investment advisory and administrative services for the Portfolio on the terms and conditions hereinafter set forth.

  NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

  1. DUTIES OF CITIBANK. (a) Citibank shall act as the Manager for the Portfolio and as such shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held uninvested, subject always to the restrictions of the Trust's Declaration of Trust, dated as of September 13, 1993, and By-laws, as each may be amended from time to time (respectively, the "Declaration" and the "By-Laws"), the provisions of the 1940 Act, and the then-current Registration Statement of the Trust with respect to the Portfolio. The Manager shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's securities shall be exercised. Should the Board of Trustees of the Trust at any time, however, make any definite determination as to investment policy applicable to the Portfolio and notify the Manager thereof in writing, the Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Manager shall take, on behalf of the Portfolio, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of securities for the Portfolio's account with the brokers or dealers selected by it, and to that end the Manager is authorized as the agent of the Trust to give instructions to the custodian or any subcustodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. In making purchases or sales of securities or other property for the account of the Portfolio, the Manager may deal with itself or with the Trustees of the Trust or the Trust's underwriter or distributor, to the extent such actions are permitted by the 1940 Act. In providing the services and assuming the obligations set forth herein, the Manager may employ, at its own expense, or may request that the Trust employ at the Portfolio's expense, one or more subadvisers; PROVIDED that in each case the Manager shall supervise the activities of each subadviser. Any agreement between the Manager and a subadviser shall be subject to the renewal, termination and amendment provisions applicable to this Agreement. Any agreement between the Trust on behalf of the Portfolio and a subadviser may be terminated by the Manager at any time on not more than 60 days' nor less than 30 days' written notice to the Trust and the subadviser.

  (b) Subject to the direction and control of the Board of Trustees of the Trust, Citibank shall perform such administrative and management services as may from time to time be reasonably requested by the Trust, which shall include without limitation: (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Trust and for performing the administrative and management functions herein set forth; (ii) supervising the overall administration of the Trust, including negotiation of contracts and fees with and the monitoring of performance and billings of the Trust's transfer agent, custodian and other independent contractors or agents; (iii) preparing and, if applicable, filing all documents required for compliance by the Trust with applicable laws and regulations, including registration statements, semi-annual and annual reports to investors, proxy statements and tax returns; (iv) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and investors; and (v) arranging for maintenance of books and records of the Trust. Notwithstanding the foregoing, Citibank shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of beneficial interests in the Portfolio, nor shall Citibank be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, fund accounting agent or custodian of the Trust or the Portfolio. In providing administrative and management services as set forth herein, Citibank may, at its own expense, employ one or more subadministrators; provided that Citibank shall remain fully responsible for the performance of all administrative and management duties set forth herein and shall supervise the activities of each subadministrator.

  2. ALLOCATION OF CHARGES AND EXPENSES. Citibank shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. Except as provided in the foregoing sentence, it is understood that the Trust will pay from the assets of the Portfolio all of its own expenses allocable to the Portfolio including, without limitation, organization costs of the Portfolio; compensation of Trustees who are not "affiliated persons" of Citibank; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming beneficial interests and servicing investor accounts; expenses of preparing, typesetting, printing and mailing investor reports, notices, proxy statements and reports to governmental officers and commissions and to investors in the Portfolio; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Portfolio (including but not limited to the fees of independent pricing services); expenses of meetings of the Portfolio's investors; expenses relating to the issuance of beneficial interests in the Portfolio; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust on behalf of the Portfolio may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

  3. COMPENSATION OF CITIBANK. For the services to be rendered and the facilities to be provided by Citibank hereunder, the Trust shall pay to Citibank from the assets of the Portfolio a management fee computed daily and paid monthly at an annual rate equal to 0.60% of the Portfolio's average daily net assets for the Portfolio's then-current fiscal year. If Citibank provides services hereunder for less than the whole of any period specified in this Section 3, the compensation to Citibank shall be accordingly adjusted and prorated.

  4. COVENANTS OF CITIBANK. Citibank agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's principal underwriter or distributor, if any, as principals in making purchases or sales of securities or other property for the account of the Portfolio, except as permitted by the 1940 Act, will not take a long or short position in beneficial interests in the Portfolio except as permitted by the Declaration, and will comply with all other provisions of the Declaration and By-Laws and the then-current Registration Statement applicable to the Portfolio relative to Citibank and its directors and officers.

  5. LIMITATION OF LIABILITY OF CITIBANK. Citibank shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 5, the term "Citibank" shall include directors, officers and employees of Citibank as well as Citibank itself.

  6. ACTIVITIES OF CITIBANK. The services of Citibank to the Portfolio are not to be deemed to be exclusive, Citibank being free to render investment advisory, administrative and/or other services to others. It is understood that Trustees, officers, and shareholders of the Trust are or may be or may become interested in Citibank, as directors, officers, employees, or otherwise and that directors, officers and employees of Citibank are or may become similarly interested in the Trust and that Citibank may be or may become interested in the Trust as an investor or otherwise.

  7. DURATION, TERMINATION AND AMENDMENTS OF THIS AGREEMENT. This Agreement shall become effective as of the day and year first above written, shall govern the relations between the parties hereto thereafter and shall remain in force until August 8, 1998, on which date it will terminate unless its continuance after August 8, 1998 is "specifically approved at least annually" (a) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of Citibank at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Portfolio.

  This Agreement may be terminated at any time without the payment of any penalty by the Trustees or by the "vote of a majority of the outstanding voting securities" of the Portfolio, or by Citibank, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall automatically terminate in the event of its "assignment."

  This Agreement may be amended only if such amendment is approved by the "vote of a majority of the outstanding voting securities" of the Portfolio (except for any such amendment as may be effected in the absence of such approval without violating the 1940 Act).

  The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

  Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the Portfolio; that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Portfolio; and that no other series of the Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

  The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or holders of beneficial interests in the Trust individually.

  8. GOVERNING LAW. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

THE PREMIUM PORTFOLIOS                  CITIBANK, N.A.

By: ------------------------------      By: ------------------------------

Title: -----------------------------    Title: -----------------------------

                    PROPOSED PORTFOLIO MANAGEMENT AGREEMENT
                             THE PREMIUM PORTFOLIOS
                           SMALL CAP EQUITY PORTFOLIO

  MANAGEMENT AGREEMENT, dated as of         , 199 , by and between The Premium
Portfolios, a New York trust (the "Trust"), and Citibank, N.A., a national banking association ("Citibank" or the "Manager").

                              W I T N E S S E T H:

  WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the "1940
Act"), and

  WHEREAS, the Trust wishes to engage Citibank to provide certain investment advisory and administrative services for the series of the Trust designated as Small Cap Equity Portfolio (the "Portfolio"), and Citibank is willing to provide such investment advisory and administrative services for the Portfolio on the terms and conditions hereinafter set forth.

  NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

  1. DUTIES OF CITIBANK. (a) Citibank shall act as the Manager for the Portfolio and as such shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held uninvested, subject always to the restrictions of the Trust's Declaration of Trust, dated as of September 13, 1993, and By-laws, as each may be amended from time to time (respectively, the "Declaration" and the "By-Laws"), the provisions of the 1940 Act, and the then-current Registration Statement of the Trust with respect to the Portfolio. The Manager shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's securities shall be exercised. Should the Board of Trustees of the Trust at any time, however, make any definite determination as to investment policy applicable to the Portfolio and notify the Manager thereof in writing, the Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Manager shall take, on behalf of the Portfolio, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of securities for the Portfolio's account with the brokers or dealers selected by it, and to that end the Manager is authorized as the agent of the Trust to give instructions to the custodian or any subcustodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. In making purchases or sales of securities or other property for the account of the Portfolio, the Manager may deal with itself or with the Trustees of the Trust or the Trust's underwriter or distributor, to the extent such actions are permitted by the 1940 Act. In providing the services and assuming the obligations set forth herein, the Manager may employ, at its own expense, or may request that the Trust employ at the Portfolio's expense, one or more subadvisers; PROVIDED that in each case the Manager shall supervise the activities of each subadviser. Any agreement between the Manager and a subadviser shall be subject to the renewal, termination and amendment provisions applicable to this Agreement. Any agreement between the Trust on behalf of the Portfolio and a subadviser may be terminated by the Manager at any time on not more than 60 days' nor less than 30 days' written notice to the Trust and the subadviser.

  (b) Subject to the direction and control of the Board of Trustees of the Trust, Citibank shall perform such administrative and management services as may from time to time be reasonably requested by the Trust, which shall include without limitation: (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Trust and for performing the administrative and management functions herein set forth; (ii) supervising the overall administration of the Trust, including negotiation of contracts and fees with and the monitoring of performance and billings of the Trust's transfer agent, custodian and other independent contractors or agents; (iii) preparing and, if applicable, filing all documents required for compliance by the Trust with applicable laws and regulations, including registration statements, semi-annual and annual reports to investors, proxy statements and tax returns;
(iv) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and investors; and (v) arranging for maintenance of books and records of the Trust. Notwithstanding the foregoing, Citibank shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of beneficial interests in the Portfolio, nor shall Citibank be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, fund accounting agent or custodian of the Trust or the Portfolio. In providing administrative and management services as set forth herein, Citibank may, at its own expense, employ one or more subadministrators; provided that Citibank shall remain fully responsible for the performance of all administrative and management duties set forth herein and shall supervise the activities of each subadministrator.

  2. ALLOCATION OF CHARGES AND EXPENSES. Citibank shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. Except as provided in the foregoing sentence, it is understood that the Trust will pay from the assets of the Portfolio all of its own expenses allocable to the Portfolio including, without limitation, organization costs of the Portfolio; compensation of Trustees who are not "affiliated persons" of Citibank; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming beneficial interests and servicing investor accounts; expenses of preparing, typesetting, printing and mailing investor reports, notices, proxy statements and reports to governmental officers and commissions and to investors in the Portfolio; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Portfolio (including but not limited to the fees of independent pricing services); expenses of meetings of the Portfolio's investors; expenses relating to the issuance of beneficial interests in the Portfolio; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust on behalf of the Portfolio may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

  3. COMPENSATION OF CITIBANK. For the services to be rendered and the facilities to be provided by Citibank hereunder, the Trust shall pay to Citibank from the assets of the Portfolio a management fee computed daily and paid monthly at an annual rate equal to 0.75% of the Portfolio's average daily net assets for the Portfolio's then-current fiscal year. If Citibank provides services hereunder for less than the whole of any period specified in this
Section 3, the compensation to Citibank shall be accordingly adjusted and prorated.

  4. COVENANTS OF CITIBANK. Citibank agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's principal underwriter or distributor, if any, as principals in making purchases or sales of securities or other property for the account of the Portfolio, except as permitted by the 1940 Act, will not take a long or short position in beneficial interests in the Portfolio except as permitted by the Declaration, and will comply with all other provisions of the Declaration and By-Laws and the then-current Registration Statement applicable to the Portfolio relative to Citibank and its directors and officers.

  5. LIMITATION OF LIABILITY OF CITIBANK. Citibank shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 5, the term "Citibank" shall include directors, officers and employees of Citibank as well as Citibank itself.

  6. ACTIVITIES OF CITIBANK. The services of Citibank to the Portfolio are not to be deemed to be exclusive, Citibank being free to render investment advisory, administrative and/or other services to others. It is understood that Trustees, officers, and shareholders of the Trust are or may be or may become interested in Citibank, as directors, officers, employees, or otherwise and that directors, officers and employees of Citibank are or may become similarly interested in the Trust and that Citibank may be or may become interested in the Trust as an investor or otherwise.

  7. DURATION, TERMINATION AND AMENDMENTS OF THIS AGREEMENT. This Agreement shall become effective as of the day and year first above written, shall govern the relations between the parties hereto thereafter and shall remain in force until August 8, 1998, on which date it will terminate unless its continuance after August 8, 1998 is "specifically approved at least annually" (a) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of Citibank at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Portfolio.

  This Agreement may be terminated at any time without the payment of any penalty by the Trustees or by the "vote of a majority of the outstanding voting securities" of the Portfolio, or by Citibank, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall automatically terminate in the event of its "assignment."

  This Agreement may be amended only if such amendment is approved by the "vote of a majority of the outstanding voting securities" of the Portfolio

(except for any such amendment as may be effected in the absence of such approval without violating the 1940 Act).

  The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

  Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the Portfolio; that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Portfolio; and that no other series of the Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

  The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or holders of beneficial interests in the Trust individually.

  8. GOVERNING LAW. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

THE PREMIUM PORTFOLIOS                  CITIBANK, N.A.

By: ------------------------------      By: ------------------------------

Title: -----------------------------    Title: -----------------------------

                                   EXHIBIT H

                                  SERVICE PLAN

  SERVICE PLAN of Landmark Funds II, a Massachusetts business trust (the "Trust"), with respect to shares of beneficial interest ("Shares") of its series Landmark Equity Fund, Landmark Small Cap Equity Fund, and any other series of the Trust adopting this plan (the "Series").

  WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act");

  WHEREAS, the Trust's shares of beneficial interest are divided into separate series representing interests in separate funds of securities and other assets;

  WHEREAS, the Trust intends to distribute Shares in accordance with Rule 12b-1 under the 1940 Act, and wishes to adopt this Plan as a plan of distribution pursuant to Rule 12b-1;

  WHEREAS, the Trustees of the Trust as a whole, and the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "Non-Interested Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that this Plan will benefit the Trust and the shareholders of the Series, have approved this Plan by votes cast at a meeting called for the purpose of voting hereon and on any agreements related hereto;

  NOW, THEREFORE, the Trust hereby adopts this Plan as a plan of distribution in accordance with Rule 12b-1 under the 1940 Act, with the terms of the Plan being as follows:

  1. DISTRIBUTION AND SERVICING ACTIVITIES. Subject to the supervision of the Trustees of the Trust, the Trust may:

    (a) engage, directly or indirectly, in any activities primarily intended to result in the sale of Shares of the Series, which activities may include, but are not limited to (i) payments to the Trust's Distributor for distribution services, (ii) payments to securities dealers, financial institutions (which may include banks) and others in respect of the sale of Shares of the Series,
  (iii) payments for advertising, marketing or other promotional activity, and
  (iv) payments for preparation, printing, and distribution of prospectuses and statements of additional information and reports of the

  Trust for recipients other than regulators and existing shareholders of the Trust; and

    (b) make payments, directly or indirectly, to the Trust's Distributor, securities dealers, financial institutions (which may include banks) and others for providing personal service and/or the maintenance of shareholder accounts.

  The Trust is authorized to engage in the activities listed above either directly or through other persons with which the Trust has entered into agreements related to this Plan.

  2. MAXIMUM EXPENDITURES. The expenditures to be made by the Trust pursuant to this Plan shall be determined by the Trustees of the Trust, but in no event may such expenditures exceed an amount calculated at the rate of 0.25% per annum of the average daily net assets of each Series attributable to Shares of that Series. Payments pursuant to this Plan may be made directly by the Trust or to other persons with which the Trust has entered into agreements related to this Plan. For purposes of determining the fees payable under this Plan, the value of each Series' average daily net assets attributable to Shares shall be computed in the manner specified in the applicable Series' then-current prospectus and statement of additional information.

  3. TRUST'S EXPENSES. The Trust shall pay all expenses of its operations, including the following, and such expenses shall not constitute expenditures under this Plan: organization costs of each series; compensation of Trustees who are not "affiliated persons" of the Distributor; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, shareholder servicing agent, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming shares of beneficial interest and servicing shareholder accounts; expenses of preparing, typesetting, printing and mailing prospectuses, statements of additional information, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to existing shareholders of the Series; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Series, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Series (including but not limited to the fees of independent pricing services); expenses of meetings of shareholders; expenses relating to the issuance, registration and qualification of shares; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

  4. TERM AND TERMINATION. (a) This Plan shall become effective as to a Series
on               , 199 , provided that the following have occurred: (i) approval by a vote of at least a majority of the outstanding voting securities (as defined in the 1940 Act) of Shares of the particular Series, and (ii) approval by a majority of the Trustees of the Trust and a majority of the Non-Interested Trustees cast in person at a meeting called for the purpose of voting on this Plan. Unless terminated as herein provided, this Plan shall continue until August 8, 1998, and shall continue in effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved by votes of a majority of both the Trustees of the Trust and the Non-Interested Trustees, cast in person at a meeting called for the purpose of voting on such approval.

    (b) This Plan may be terminated at any time with respect to any Series by a vote of a majority of the Non-Interested Trustees or by a vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of Shares of the applicable Series.

  5. AMENDMENTS. This Plan may not be amended to increase materially the maximum expenditures permitted by Section 2 hereof unless such amendment is approved by a vote of the majority of the outstanding voting securities, as defined in the 1940 Act, of Shares of the applicable Series, and no material amendment to this Plan shall be made unless approved in the manner provided for annual renewal of this Plan in Section 4(a) hereof.

  6. SELECTION AND NOMINATION OF TRUSTEES. While this Plan is in effect, the selection and nomination of the Non-Interested Trustees of the Trust shall be committed to the discretion of such Non-Interested Trustees.

  7. QUARTERLY REPORTS. The Treasurer of the Trust shall provide to the Trustees of the Trust and the Trustees shall review quarterly a written report of the amounts expended pursuant to this Plan and any related agreement and the purposes for which such expenditures were made.

  8. RECORDKEEPING. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to Section 7 hereof, for a period of not less than six years from the date of this Plan. Any such related agreement or such reports for the first two years will be maintained in an easily accessible place.

  9. GOVERNING LAW. This Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and the provisions of the 1940 Act.

PROXY CARD                                                            PROXY CARD


                              LANDMARK EQUITY FUND
                         LANDMARK SMALL CAP EQUITY FUND

                         A PROXY FOR A SPECIAL MEETING
                  OF SHAREHOLDERS TO BE HELD OCTOBER 17, 1997


  The undersigned, revoking all Proxies heretofore given, hereby appoints each of John R. Elder, Linda T. Gibson, Christine A. Drapeau, Molly S. Mugler and Stephanie K. Flood, or any of them, as Proxies of the undersigned with full power of substitution, to vote on behalf of all of the undersigned all shares in Landmark Equity Fund and Landmark Small Cap Equity Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Funds to be held at Citicorp Center, 153 East 53rd Street, 14th Floor, New York, New York, on Friday, October 17, 1997 at 3:00 p.m., Eastern Time, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:


PROXY SOLICITED ON BEHALF OF THE FUNDS' BOARD OF TRUSTEES.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.


1. An amendment to the Declaration of Trust of the Fund to allow the assets of the Fund to be invested in one or more investment companies to the extent not prohibited by the 1940 Act.


    I vote my shares in Landmark Equity Fund, if any:

    ____  FOR                     ____  AGAINST                    ____  ABSTAIN

    I vote my shares in Landmark Small Cap Equity Fund, if any:

    ____  FOR                     ____  AGAINST                    ____  ABSTAIN


2. An amendment to the fundamental investment policies of the Fund to allow the assets of the Fund to be invested in one or more investment companies to the extent not prohibited by the 1940 Act.


    I vote my shares in Landmark Equity Fund, if any:

    ____  FOR                     ____  AGAINST                    ____  ABSTAIN

    I vote my shares in Landmark Small Cap Equity Fund, if any:

    ____  FOR                     ____  AGAINST                    ____  ABSTAIN

3. An amendment to the Declaration of Trust of the Fund's corresponding Portfolio broadening the definition of who may invest in that Portfolio and limiting the liability of investors therein.


    I vote my shares in Landmark Equity Fund, if any:

    ____  FOR                     ____  AGAINST                    ____  ABSTAIN

    I vote my shares in Landmark Small Cap Equity Fund, if any:

    ____  FOR                     ____  AGAINST                    ____  ABSTAIN


4. An amendment to the fundamental investment policies of the Fund concerning the Fund's ability to make loans to other persons and to buy or sell futures contracts and options on futures.


    I vote my shares in Landmark Equity Fund, if any:

    ____  FOR                     ____  AGAINST                    ____  ABSTAIN

    I vote my shares in Landmark Small Cap Equity Fund, if any:

    ____  FOR                     ____  AGAINST                    ____  ABSTAIN

5.a. For Landmark Equity Fund, to adopt fundamental investment policies concerning the underwriting of securities, purchases and sales of real estate and commodities and issuance of senior securities.

    I vote my shares in Landmark Equity Fund, if any:

    ____  FOR                     ____  AGAINST                    ____  ABSTAIN

5.b. For Landmark Small Cap Equity Fund, an amendment to the Fund's fundamental investment policy concerning the issuance of senior securities.

    I vote my shares in Landmark Small Cap Equity Fund, if any:

    ____  FOR                     ____  AGAINST                    ____  ABSTAIN


6.   A Management Agreement for the Fund with Citibank, N.A.


    I vote my shares in Landmark Equity Fund, if any:

    ____  FOR                     ____  AGAINST                    ____  ABSTAIN

    I vote my shares in Landmark Small Cap Equity Fund, if any:

    ____  FOR                     ____  AGAINST                    ____  ABSTAIN


7. A Management Agreement for the Fund's corresponding Portfolio with Citibank, N.A.


    I vote my shares in Landmark Equity Fund, if any:

    ____  FOR                     ____  AGAINST                    ____  ABSTAIN

    I vote my shares in Landmark Small Cap Equity Fund, if any:

    ____  FOR                     ____  AGAINST                    ____  ABSTAIN


8.   A Service Plan for the Fund.


    I vote my shares in Landmark Equity Fund, if any:

    ____  FOR                     ____  AGAINST                    ____  ABSTAIN

    I vote my shares in Landmark Small Cap Equity Fund, if any:

    ____  FOR                     ____  AGAINST                    ____  ABSTAIN


9. The selection of Price Waterhouse LLP as the independent certified public accountants for the Fund.


    I vote my shares in Landmark Equity Fund, if any:
    ____  FOR                     ____  AGAINST                    ____  ABSTAIN

    I vote my shares in Landmark Small Cap Equity Fund, if any:

    ____  FOR                     ____  AGAINST                    ____  ABSTAIN

    THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSALS FOR WHICH NO CHOICE IS INDICATED.

    THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

    Date: __________________________  __________________________________________

                                      Signature

                                      __________________________________________

                                      Signature of joint owner, if any

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS CARD

When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return in the enclosed envelope.